    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 3, 1995


                                                       REGISTRATION NOS. 2-82976
                                                                        811-3712
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                       POST-EFFECTIVE AMENDMENT NO. 19                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/


                               AMENDMENT NO. 22                              /X/

                        (Check appropriate box or boxes)

                            ------------------------

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.

    (Formerly Prudential-Bache Government Plus Fund, Inc. doing business as
                        Prudential Government Plus Fund)
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


             / / immediately upon filing pursuant to paragraph (b)

             / / on (date) pursuant to paragraph (b)

             / / 60 days after filing pursuant to paragraph (a)(1)

             /X/ on January 2, 1996 pursuant to paragraph (a)(1)

             / / 75 days after filing pursuant to paragraph (a)(2)

             / / on (date) pursuant to paragraph (a)(2) of Rule
                 485.
                 If appropriate, check the following box:

             / / This post-effective amendment designates a new
                 effective date for a previously filed
                 post-effective amendment.


    PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED FEBRUARY 28, 1995 ON OR ABOUT APRIL 28, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                 LOCATION
----------------------------------------------------------------------------  ------------------------------------
PART A
Item  1.   Cover Page.......................................................  Cover Page
Item  2.   Synopsis.........................................................  Fund Expenses; Fund Highlights
Item  3.   Condensed Financial Information..................................  Fund Expenses; Financial Highlights
Item  4.   General Description of Registrant................................  Cover Page; Fund Highlights; How the
                                                                              Fund Invests; How the Fund is
                                                                              Managed; General Information
Item  5.   Management of the Fund...........................................  Financial Highlights; How the Fund
                                                                              is Managed; General Information
Item  6.   Capital Stock and Other Securities...............................  Taxes, Dividends and Distributions;
                                                                              General Information
Item  7.   Purchase of Securities Being Offered.............................  Shareholder Guide; How the Fund
                                                                              Values its Shares
Item  8.   Redemption or Repurchase.........................................  Shareholder Guide; How the Fund
                                                                              Values its Shares; General
                                                                              Information
Item  9.   Pending Legal Proceedings........................................  Not Applicable
PART B
Item 10.   Cover Page.......................................................  Cover Page
Item 11.   Table of Contents................................................  Table of Contents
Item 12.   General Information and History..................................  General Information
Item 13.   Investment Objectives and Policies...............................  Investment Objective and Policies;
                                                                              Investment Restrictions
Item 14.   Management of the Fund...........................................  Directors and Officers; Manager;
                                                                              Distributor
Item 15.   Control Persons and Principal Holders of Securities..............  Not Applicable
Item 16.   Investment Advisory and Other Services...........................  Manager; Distributor; Custodian,
                                                                              Transfer and Dividend Disbursing
                                                                              Agent and Independent Accountants
Item 17.   Brokerage Allocation and Other Practices.........................  Portfolio Transactions and Brokerage
Item 18.   Capital Stock and Other Securities...............................  Not Applicable
Item 19.   Purchase, Redemption and Pricing of Securities Being Offered.....  Purchase and Redemption of Fund
                                                                              Shares; Shareholder Investment
                                                                              Account
Item 20.   Tax Status.......................................................  Taxes, Dividends and Distributions
Item 21.   Underwriters.....................................................  Distributor
Item 22.   Calculation of Performance Data..................................  Performance Information
Item 23.   Financial Statements.............................................  Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
              Supplement dated January 2, 1996 to Prospectus dated
                                  May 1, 1995



  Prudential Government Income Fund, Inc. (the Fund) currently offers four classes of shares to provide investors with alternative investment options. Class A, Class B and Class C shares are described in the Prospectus, and Class Z shares are described in the Prospectus as supplemented hereby. Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan).



THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL HIGHLIGHTS" IN THE PROSPECTUS:



                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                     (CLASS A, CLASS B AND CLASS C SHARES)



  The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements. No Class Z shares were outstanding during the indicated period.



                                                                           SIX MONTHS ENDED AUGUST 31, 1995
                                                                          ----------------------------------
                                                                          CLASS A      CLASS B      CLASS C
                                                                          --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $   8.59     $   8.60     $   8.60
                                                                          --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................        0.30         0.27         0.27
Net realized and unrealized gain (loss) on investments................        0.39         0.39         0.39
                                                                          --------     --------     --------
    Total from investment operations..................................        0.69         0.66         0.66
                                                                          --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income..................................       (0.30)       (0.27)       (0.27)
                                                                          --------     --------     --------
    Total distributions...............................................       (0.30)       (0.27)       (0.27)
                                                                          --------     --------     --------
Net asset value, end of period........................................    $   8.98     $   8.99     $   8.99
                                                                          --------     --------     --------
                                                                          --------     --------     --------
TOTAL RETURN (b)......................................................        8.12%        7.75%        7.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................    $915,779     $621,267         $606
Average net assets (000)..............................................    $892,079     $671,724         $414
Ratios to average net assets: (a)
  Expenses, including distribution fees...............................        0.96%        1.63%        1.56%
  Expenses, excluding distribution fees...............................        0.81%        0.81%        0.81%
  Net investment income...............................................        6.78%        6.11%        6.16%
Portfolio turnover rate...............................................          70%          70%          70%

  -------------
(a) Annualized.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS MANAGED--DISTRIBUTOR" IN THE PROSPECTUS:



  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.



THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE
PROSPECTUS:



  The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.



THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE PROSPECTUS:



  As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult the Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.



  The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.



THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:



  The Fund is authorized to offer 2 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares, each consisting of 500 million authorized shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.



THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE PROSPECTUS:



  Class Z shares of the Fund are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the

Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.



  The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.



THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE PROSPECTUS:



  Effective as of the date of this Supplement, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.



THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE PROSPECTUS AS APPROPRIATE.



  THE FOLLOWING INFORMATION SUPPLEMENTS "FUND EXPENSES" IN THE PROSPECTUS.



                                 FUND EXPENSES


SHAREHOLDER TRANSACTION
 EXPENSES                       CLASS Z SHARES
                                ---------------
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price)...................       None
    Maximum Sales Load or
     Deferred Sales Load
     Imposed on Reinvested
     Dividends................       None
    Deferred Sales Load (as a
     percentage of original
     purchase price or
     redemption proceeds,
     whichever is lower)......       None
    Redemption Fees...........       None
    Exchange Fee..............       None


ANNUAL FUND OPERATING EXPENSES  CLASS Z SHARES*
                                ---------------
(as a percentage of average
 net assets)
    Management Fees...........       .50%
    12b-1 Fees................       None
    Other Expenses............       .30
                                --------
    Total Fund Operating
     Expenses.................       .80%
                                --------
                                --------



EXAMPLE                          1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                ---------  ---------  ---------  ---------
You would pay the following
 expenses on a $1,000
 investment, assuming:
  (1) 5% annual return and (2)
   redemption at the end of
   each time period:
      Class Z*................     $8         $26        $44        $99
The  above example is based on expenses  expected to have been incurred if
 Class Z shares  had been in  existence throughout the  fiscal year  ended
 February  28, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION
 OF PAST OR FUTURE EXPENSES. ACTUAL  EXPENSES MAY BE GREATER OR LESS  THAN
 THOSE SHOWN.
The  purpose of  this table  is to  assist investors  in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed."  "Other
 Expenses" includes operating expenses of the Fund, such as Directors' and
 professional   fees,  registration  fees,  reports  to  shareholders  and transfer agency and custodian fees.

  -------------
        *  Estimated based  on expenses  expected to  have been  incurred  if Class  Z shares  had been  in  existence throughout the fiscal year ended February 28, 1995.

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      Supplement dated January 2, 1996 to
             Statement of Additional Information dated May 1, 1995



THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  As of October 13, 1995, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



  As of October 13, 1995: Prudential Securities C/F, Donald St. Hilaire IRA DTD 12/19/94, 125 Main Street, Hoosick Falls, New York owned 10,517 Class C shares (approximately 12% of the outstanding Class C shares); Anthony Tarantino & Frances Tarantino JT TEN, 656 Guy Lombardo Avenue, Freeport, New York owned 14,022 Class C shares (approximately 16% of the outstanding Class C shares);
Susan Ellis, RR2 Box 5780, Oxford, Maine owned 4,641 Class C shares (approximately 5% of the outstanding Class C shares); Dorothy L. Amy, 27569 Detroit Road, Club West, Westlake, Ohio owned 6,644 Class C shares (approximately 7% of the outstanding Class C shares); Susan Martin Fitch TTEE, Susan Martin Fitch Trust UA DTD 12/02/93, FBO Susan Martin Fitch, 184 Pineridge Drive, Whispering Pines, North Carolina owned 5,646 Class C shares (approximately 6% of the outstanding Class C shares); and Cheryl Lynn Blair GDN, Samual Blair Sutherland, 5220 Crystal Vista Lane, Reno, Nevada owned 9,040 Class C shares (approximately 10% of the outstanding Class C shares).



  As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 16,141,095 Class A shares (or 16% of the outstanding Class A shares), 39,118,544 Class B shares (or 57% of the outstanding Class B shares) and 70,562 Class C shares (or 79% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.



THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales or redemption charge or to any distribution and/or service fee), (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP



  Under the current distribution arrangement between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 4% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at August 31, 1995, the maximum offering price of the Fund's shares is as follows:



CLASS A
    Net asset value and redemption price per Class A share.......  $    8.98
    Maximum sales charge (4% of offering price)..................        .37
                                                                   ---------
    Offering price to public.....................................       9.35
                                                                   ---------
                                                                   ---------
CLASS B
    Net asset value, offering price and redemption price per
     Class B share*..............................................  $    8.99
                                                                   ---------
                                                                   ---------
CLASS C
    Net asset value, offering price and redemption price per
     Class C share*..............................................  $    8.99
                                                                   ---------
                                                                   ---------
CLASS Z
    Net asset value, offering price and redemption price per
     Class Z share**.............................................  $    8.98
                                                                   ---------
                                                                   ---------


------------


         *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.



        **Class Z shares did not exist prior to January 2, 1996.



THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT ACCOUNT--EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  CLASS Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.


       Prudential Allocation Fund
         (Balanced Portfolio)
       Prudential Equity Income Fund
       Prudential Equity Fund, Inc.
       Prudential Global Fund, Inc.
       Prudential Government Securities Trust
         (Money Market Series)
       Prudential Growth Opportunity Fund, Inc.
       Prudential High Yield Fund, Inc.
       Prudential MoneyMart Assets, Inc.
       Prudential Multi-Sector Fund, Inc.
       Prudential Pacific Growth Fund, Inc.
       Prudential Utility Fund, Inc.



THE FOLLOWING INFORMATION SUPPLEMENTS "PERFORMANCE INFORMATION" IN THE STATEMENT OF ADDITIONAL INFORMATION:



  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  The average annual total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended August 31, 1995 was 4.1%, 7.8% and 7.2%, respectively. The average annual total return for the Class B shares of the Fund for the one, five and ten year periods ended on August 31, 1995 was 1.9%, 7.8% and 7.0%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended August 31, 1995 was 5.7% and 6.3%, respectively. During these periods, no Class Z shares were outstanding.



  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.



  The aggregate total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended August 31, 1995 was 7.4%, 49.8% and 51.9%, respectively. The aggregate total return with respect to the Class B shares of the Fund for the one, five and ten-year periods ended on August 31, 1995 was 6.9%, 46.8%, and 76.7%, respectively. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended August 31, 1995 was 6.7% and 6.3%, respectively. During these periods, no Class Z shares were outstanding.



  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The Fund's 30-day yields for the 30-day period ended August 31, 1995 for the Fund's Class A, Class B and Class C shares was 5.8%, 5.4% and 5.5%, respectively. During this period, no Class Z shares were outstanding.



  The following financial statements are unaudited and are based upon the results of operations for the interim period ended August 31, 1995. Included therein are all adjustments, if any, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented.

Portfolio of Investments as of August 31, 1995 (Unaudited) PRUDENTIAL
                                                          GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs--40.3%
             Federal Home Loan Mortgage Corp.,
  $44,814    7.50%, 2/01/22 - 4/01/25            $    44,994,996
   79,875    8.00%, 1/01/22 - 9/01/24                 81,497,690
    7,339    8.50%, 6/01/07 - 4/01/20                  7,594,929
    3,531    11.50%, 10/01/19                          3,891,223
             Federal National Mortgage Assoc.,
   25,055    6.50%, 10/01/23 - 6/01/24                24,068,386
   54,638    7.00%, 2/01/24 - 5/01/24                 53,699,062
   42,516    7.50%, 4/01/07 - 5/01/10                 43,206,652
   52,851    8.50%, 6/01/17 - 3/01/25                 54,543,141
   12,113    9.00%, 4/01/25                           12,623,727
             Government National Mortgage
               Assoc.,
   57,826    6.50%, 5/15/23 - 10/15/24                55,422,202
   92,712    7.00%, 2/15/09 - 11/15/24                91,118,648
   29,170    7.50%, 5/15/02 - 6/15/25                 29,348,448
   46,309    8.00%, 7/15/16 - 3/15/24                 47,771,856
   30,377    9.00%, 4/15/01 - 12/15/09                31,829,774
   29,309    9.50%, 10/15/09 - 12/15/17               31,362,608
             Government National Mortgage
               Assoc. II,
    6,061    9.50%, 5/20/18 - 8/20/21                  6,358,100
                                                 ---------------
             Total U.S. Government Agency
               Mortgage Pass-Throughs
               (cost $599,256,734)                   619,331,442
----------------------------------------------------------------
U.S. Government Obligations--38.8%
             United States Treasury Bonds,
  100,000    8.75%, 8/15/20                          123,266,000
   40,000    10.75%, 2/15/03                          50,543,600
   68,000    12.00%, 8/15/13                          99,556,080
  143,000(b) 12.50%, 8/15/14                         218,566,920
   28,000(b) 14.00%, 11/15/11                         44,467,360
             United States Treasury Note,
   50,000    7.50%, 2/15/05                           54,047,000
             United States Treasury Strip,
   35,000    Zero Coupon, 5/15/20                      6,380,500
                                                 ---------------
             Total U.S. Government Obligations
               (cost $576,531,401)                   596,827,460
U.S. Government Agency Securities--15.1%
             Federal Home Loan Mortgage Corp.,
  $34,000    6.71%, 6/11/02                      $    34,015,980
   24,810    6.99%, 5/24/02                           25,077,454
   25,000    8.20%, 1/16/98                           25,625,000
             Federal National Mortgage Assoc.,
   45,000    6.55%, 9/12/05                           45,063,450
   40,000    6.85%, 5/26/00                           40,456,400
    3,011    Trust 1991 G-37 Class C, (I/O(a))            97,858
             Israel AID,
   37,600    Zero Coupon, 5/15/15                      9,298,480
   37,600    Zero Coupon, 5/15/16                      8,632,960
             Resolution Funding Corp.,
   50,000    Zero Coupon, 7/15/20                      8,713,500
             Tennessee Valley Authority,
   35,000    6.235%, 7/15/45                          34,871,550
                                                 ---------------
             Total U.S. Government Agency
               Securities (cost $228,749,924)        231,852,632
----------------------------------------------------------------
Asset-Backed Securities--2.6%
             John Deere Owner Trust,
   40,000    Series 1995-2A, 5.97%, 5/15/02
               (cost $39,993,360)                     39,987,500
----------------------------------------------------------------
Adjustable Rate Mortgage Pass-Throughs--0.3%
             Ryland Mortgage Securities
               Corporation,
             Mortgage Participation Securities,
               Series 1993-3, Class A-3,
             7.57%, 9/25/24
    5,430      (cost $5,538,598)                       5,368,923
    ------------------------------------------------------------
             Total long-term investments
               (cost $1,450,070,017)               1,493,367,957
                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           4

PRUDENTIAL GOVERNMENT INCOME FUND
Portfolio of Investments as of August 31, 1995 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.8%
----------------------------------------------------------------
Commercial Paper--2.8%
             Associates Corp. of North America,
   $9,758    5.86%, 9/01/95                      $     9,758,000
             Dai-Ichi Kangyo Bank, Ltd.,
   32,480    5.875%, 9/01/95                          32,480,000
                                                 ---------------
             Total Commercial Paper
               (cost $42,238,000)                     42,238,000
    ------------------------------------------------------------
Total Investments, Before Outstanding Option Written--99.9%
             (cost $1,492,308,017; Note 4)         1,535,605,957
Contracts(c)
---------
OUTSTANDING PUT OPTION WRITTEN
             United States Treasury Note,
             expiring October '95 @ $105.23
       50      (premium received $234,375)              (85,937)
----------------------------------------------------------------
Total Investments, Net of Outstanding Option
   Written--99.9%                                  1,535,520,020
             Other assets in excess of
               liabilities--0.1%                       2,132,373
                                                 ---------------
             Net Assets--100%                    $ 1,537,652,393
                                                 ---------------
                                                 ---------------

---------------
AID--Agency for International Development.
I/O--Interest Only.
(a) REMIC--Real Estate Mortgage Investment Conduit.
(b) Principal amount segregated as collateral for options written. Approximate aggregate value of segregated securities--$263,000,000.
(c) One contract equals $10,000 of par value.
--------------------------------------------------------------------------------
5                                             See Notes to Financial Statements.

Statement of Assets and Liabilities (Unaudited)     PRUDENTIAL GOVERNMENT INCOME
                                                                            FUND
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $1,492,308,017)...............................................................      $1,535,605,957
Cash......................................................................................................              32,984
Receivable for investments sold...........................................................................          45,278,200
Interest receivable.......................................................................................           9,452,907
Receivable for Fund shares sold...........................................................................             561,663
Deferred expenses and other assets........................................................................             323,026
                                                                                                                ---------------
   Total assets...........................................................................................       1,591,254,737
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          44,921,250
Payable for Fund shares reacquired........................................................................           3,688,397
Accrued expenses..........................................................................................           2,650,700
Dividends payable.........................................................................................           1,059,064
Management fee payable....................................................................................             646,455
Distribution fee payable..................................................................................             550,541
Outstanding call option written, at value (premiums received $234,375)....................................              85,937
                                                                                                                ---------------
   Total liabilities......................................................................................          53,602,344
                                                                                                                ---------------
Net Assets................................................................................................      $1,537,652,393
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $    1,711,677
   Paid-in capital in excess of par.......................................................................       1,640,503,786
                                                                                                                ---------------
                                                                                                                 1,642,215,463
   Accumulated net realized losses on investments.........................................................        (148,009,448 )
   Net unrealized appreciation on investments.............................................................          43,446,378
                                                                                                                ---------------
Net assets at August 31, 1995.............................................................................      $1,537,652,393
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($915,779,454 / 101,971,531 shares of common stock issued and outstanding)..........................                $8.98
   Maximum sales charge (4.0% of offering price)..........................................................                 .37
                                                                                                                ---------------
   Maximum offering price to public.......................................................................               $9.35
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($621,267,120 / 69,128,757 shares of common stock issued and outstanding)...........................               $8.99
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($605,819 / 67,409 shares of common stock issued and outstanding)...................................               $8.99
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                            6

PRUDENTIAL GOVERNMENT INCOME FUND
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                 Six Months
                                                    Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................    $   60,956,414
   Income from securities loaned-net........           118,813
                                               ---------------
                                                    61,075,227
                                               ---------------
Expenses
   Distribution fee--Class A................           672,715
   Distribution fee--Class B................         2,786,004
   Distribution fee--Class C................             1,562
   Management fee...........................         3,931,912
   Transfer agent's fees and expenses.......         1,241,000
   Custodian's fees and expenses............           600,000
   Franchise taxes..........................           314,000
   Reports to shareholders..................           127,000
   Registration fees........................            47,000
   Audit fee................................            32,000
   Legal fees...............................            29,000
   Insurance expense........................            26,000
   Directors' fees..........................            24,000
   Miscellaneous............................             5,255
                                               ---------------
      Total expenses........................         9,837,448
                                               ---------------
Net investment income.......................        51,237,779
                                               ---------------
Realized and Unrealized
Gain on Investments
Net realized gain:
   Investment transactions..................        25,140,083
   Written option transactions..............           182,032
                                               ---------------
                                                    25,322,115
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................        44,094,257
   Written options..........................           148,438
                                               ---------------
                                                    44,242,695
                                               ---------------
Net gain on investments.....................        69,564,810
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................    $  120,802,589
                                               ---------------
                                               ---------------

PRUDENTIAL GOVERNMENT INCOME FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                   Six Months        Year Ended
Increase (Decrease)                  Ended          February 28,
in Net Assets                   August 31, 1995        1995
                               ----------------    --------------
Operations
   Net investment income.......  $   51,237,779    $  114,223,550
   Net realized gain (loss) on
      investment
      transactions.............      25,322,115       (93,893,429)
   Net change in unrealized
      appreciation on
      investments..............      44,242,695       (39,470,823)
                                 --------------    --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............     120,802,589       (19,140,702)
                                 --------------    --------------
   Dividends to shareholders
      from net investment
      income
      (Note 1)
      Class A..................     (30,507,134)       (7,117,500)
      Class B..................     (20,717,784)     (107,101,716)
      Class C..................         (12,861)           (4,334)
                                 --------------    --------------
                                    (51,237,779)     (114,223,550)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      subscribed...............      37,545,612        79,769,541
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      29,425,496        64,092,911
   Cost of shares reacquired...    (175,964,452)     (687,645,132)
                                 --------------    --------------
   Decrease in net assets from
      Fund share
      transactions.............    (108,993,344)     (543,782,680)
                                 --------------    --------------
Total decrease.................     (39,428,534)     (677,146,932)
Net Assets
Beginning of period............   1,577,080,927     2,254,227,859
                                 --------------    --------------
End of period..................  $1,537,652,393    $1,577,080,927
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
 7                                            See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
Prudential Government Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985.
The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options.
-----------------------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: The Fund values portfolio securities on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
Dollar Rolls: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls. There were no dollar rolls outstanding as of August 31, 1995.
Securities Lending: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities
--------------------------------------------------------------------------------
                                                                              8

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. There were no loans outstanding as of August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and
 .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), who acts as the distributor of the Class A shares of the Fund and Prudential Securities Incorporated (``PSI''), who acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A Plan, the Fund compensates PMFD for its expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the
year ended               .
Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Such expenses under the Class B Plan were charged at .825 of 1% of the average daily net assets of Class B shares. Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to 1% of the average daily net assets of the Class C shares. Such expenses under Class C Plan were charged at .75 of 1% of average daily net assets.
PMFD has advised the Fund that it has received approximately $76,000 in front-end sales charges resulting from sales of Class A shares during the period ended August 31, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.
PSI has advised the Fund that for the period ended August 31, 1995 it received approximately $766,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
 9

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended August 31, 1995, the Fund incurred fees of approximately $972,000 for the services of PMFS. As of August 31, 1995, approximately $181,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 1995 were $1,063,645,384 and $1,144,015,526, respectively.
The federal income tax cost basis of the Fund's investments, at August 31, 1995 was the same as for book purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $43,446,378
(gross unrealized appreciation-$48,838,509; gross unrealized depreciation-$5,392,131).
The Fund had a capital loss carryforward as of February 28, 1995 of approximately $140,517,000 of which $34,965,000 expires in 1998, $41,965,000 expires in 1999 and $63,587,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Transactions in written options during the period ended August 31, 1995 were as follows:

                                        Number of    Premiums
                                        Contracts    Received
                                        ---------   ----------
Options written.......................        260   $1,257,811
Options terminated in closing purchase
  transactions........................       (150)    (840,624)
Options expired.......................        (60)    (182,812)
                                        ---------   ----------
Options outstanding at August 31,
  1995................................         50   $  234,375
                                        ---------   ----------
                                        ---------   ----------

The average balance of dollar rolls outstanding during the period ended August 31, 1995 was approximately $14,801,000.
------------------------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 2 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, B and Class C common stock, each of which consists of 666,666,666.67 authorized shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   ------------   ---------------
Six months ended August 31, 1995:
Shares sold......................     1,525,197   $    13,525,537
Shares issued in reinvestment of
  dividends......................     1,990,560        17,659,959
Shares reacquired................   (10,929,886)      (96,570,860)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (7,414,129)      (65,385,364)
Shares sold upon conversion from
  Class B........................     7,978,834        70,637,633
                                   ------------   ---------------
Net increase in shares
  outstanding....................       564,705   $     5,252,269
                                   ------------   ---------------
                                   ------------   ---------------
Year ended February 28, 1995:
Shares sold......................     1,650,843   $    14,143,438
Shares issued in reinvestment of
  dividends......................       517,170         4,416,369
Shares reacquired................    (3,871,087)      (33,161,047)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (1,703,074)      (14,601,240)
Shares sold upon conversion from
  Class B........................    97,449,952       825,401,064
                                   ------------   ---------------
Net increase in shares
  outstanding....................    95,746,878   $   810,799,824
                                   ------------   ---------------
                                   ------------   ---------------
Class B
---------------------------------
Six months ended August 31, 1995:
Shares sold......................     2,661,466   $    23,522,953
Shares issued in reinvestment of
  dividends......................     1,325,342        11,754,680
Shares reacquired................    (8,975,135)      (79,273,579)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................    (4,988,327)      (43,995,946)
Shares reacquired upon conversion
  into Class A...................    (7,973,287)      (70,637,633)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................   (12,961,614)  $  (114,633,579)
                                   ------------   ---------------
                                   ------------   ---------------

--------------------------------------------------------------------------------
                                                                              10

Notes to Financial Statements (Unaudited)      PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

Class B                               Shares          Amount
---------------------------------  ------------   ---------------
Year ended February 28, 1995:
Shares sold......................     7,582,662   $    65,420,737
Shares issued in reinvestment of
  dividends......................     5,979,498        59,672,362
Shares reacquired................   (75,332,177)     (654,474,203)
                                   ------------   ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (61,770,017)     (529,381,104)
Shares reacquired upon conversion
  into Class A...................   (97,449,952)     (825,401,064)
                                   ------------   ---------------
Net decrease in shares
  outstanding....................  (159,219,969)  $(1,354,782,168)
                                   ------------   ---------------
                                   ------------   ---------------
Class C
------------------
Six months ended August 31, 1995:
Shares sold......................        55,688   $       497,122
Shares issued in reinvestment of
  dividends......................         1,217            10,857
Shares reacquired................       (13,217)         (120,013)
                                   ------------   ---------------
Net increase in shares
  outstanding....................        43,688   $       387,966
                                   ------------   ---------------
                                   ------------   ---------------
August 1, 1994* through
  February 28, 1995:
Shares sold......................        24,418   $       205,366
Shares issued in reinvestment of
  dividends......................           498             4,180
Shares reacquired................        (1,195)           (9,882)
                                   ------------   ---------------
Net increase in shares
  outstanding....................        23,721   $       199,664
                                   ------------   ---------------
                                   ------------   ---------------

---------------
* Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
 11

Financial Highlights (Unaudited)               PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

                                                                               Class A
                                               -----------------------------------------------------------------------
                                               Six Months
                                                 Ended                      Years Ended February 28/29,
                                               August 31,     --------------------------------------------------------
                                                  1995          1995        1994        1993        1992        1991
                                               ----------     --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   8.59      $   9.13     $  9.40     $  9.17     $  9.02     $  9.00
                                               ----------     --------     -------     -------     -------     -------
Income from investment operations
Net investment income......................         0.30          0.59        0.61        0.66        0.68        0.69
Net realized and unrealized gain (loss) on
   investment transactions.................         0.39         (0.54)      (0.25)       0.35        0.37        0.26
                                               ----------     --------     -------     -------     -------     -------
   Total from investment operations........         0.69          0.05        0.36        1.01        1.05        0.95
                                               ----------     --------     -------     -------     -------     -------
Less distributions
Dividends from net investment income.......        (0.30)        (0.59)      (0.61)      (0.66)      (0.68)      (0.69)
Distributions in excess of accumulated
   gains...................................           --            --       (0.02)         --          --          --
Distributions from paid-in capital in
   excess of par...........................           --            --          --       (0.12)      (0.22)      (0.24)
                                               ----------     --------     -------     -------     -------     -------
   Total distributions.....................        (0.30)        (0.59)      (0.63)      (0.78)      (0.90)      (0.93)
                                               ----------     --------     -------     -------     -------     -------
Net asset value, end of period.............     $   8.98      $   8.59     $  9.13     $  9.40     $  9.17     $  9.02
                                               ----------     --------     -------     -------     -------     -------
                                               ----------     --------     -------     -------     -------     -------
TOTAL RETURN(c):...........................         8.12%          .83%       3.90%      11.55%      12.18%      11.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $915,779      $871,145     $51,673     $61,297     $33,181     $28,971
Average net assets (000)...................     $892,079      $ 95,560     $55,921     $46,812     $29,534     $23,428
Ratios to average net assets:
   Expenses, including distribution fees...         0.96%(b)      0.98%       0.84%       0.84%       0.86%       0.85%
   Expenses, excluding distribution fees...         0.81%(b)      0.83%       0.69%       0.69%       0.71%       0.70%
   Net investment income...................         6.78%(b)      7.45%       6.48%       7.17%       7.51%       7.76%
Portfolio turnover rate....................           70%          206%         80%         36%        187%        213%

---------------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                           12

Financial Highlights (Unaudited)               PRUDENTIAL GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

                                                                                      Class B
                                               -------------------------------------------------------------------------------------
                                               Six Months
                                                 Ended                             Years Ended February 28/29,
                                               August 31,     ----------------------------------------------------------------------
                                                  1995           1995           1994           1993           1992           1991
                                               ----------     ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......     $   8.60      $     9.13     $     9.40     $     9.17     $     9.02     $     9.00
                                               ----------     ----------     ----------     ----------     ----------     ----------
Income from investment operations
Net investment income......................         0.27            0.53           0.53           0.58           0.60           0.62
Net realized and unrealized gain (loss) on
   investment transactions.................         0.39           (0.53)         (0.25)          0.35           0.37           0.26
                                               ----------     ----------     ----------     ----------     ----------     ----------
   Total from investment operations........         0.66              --           0.28           0.93           0.97           0.88
                                               ----------     ----------     ----------     ----------     ----------     ----------
Less distributions
Dividends from net investment income.......        (0.27)          (0.53)         (0.53)         (0.58)         (0.60)        (0.62)
Distributions in excess of accumulated
   gains...................................           --              --          (0.02)            --             --             --
Distributions from paid-in capital in
   excess of par...........................           --              --             --          (0.12)         (0.22)        (0.24)
                                               ----------     ----------     ----------     ----------     ----------     ----------
   Total distributions.....................        (0.27)          (0.53)         (0.55)         (0.70)         (0.82)        (0.86)
                                               ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period.............     $   8.99      $     8.60     $     9.13     $     9.40     $     9.17     $     9.02
                                               ----------     ----------     ----------     ----------     ----------     ----------
                                               ----------     ----------     ----------     ----------     ----------     ----------
TOTAL RETURN(c):...........................         7.75%            .24%          3.03%         10.61%         11.27%        10.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............     $621,267      $  705,732     $2,202,555     $2,680,259     $2,724,428     $3,127,587
Average net assets (000)...................     $671,724      $1,735,413     $2,487,990     $2,670,924     $2,903,704     $3,432,948
Ratios to average net assets:
   Expenses, including distribution fees...         1.63%(b)        1.66%          1.68%          1.69%          1.71%         1.67%
   Expenses, excluding distribution fees...         0.81%(b)        0.80%          0.69%          0.69%          0.71%         0.70%
   Net investment income...................         6.11%(b)        6.17%          5.64%          6.32%          6.66%         6.94%
Portfolio turnover rate....................           70%            206%            80%            36%           187%          213%
                                                       Class C
                                             ---------------------------
                                                             August 1,
                                             Six Months       1994(a)
                                               Ended          Through
                                             August 31,     February 28,
                                                1995            1995
                                             ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......   $   8.60         $ 8.69
                                            ----------          -----
Income from investment operations
Net investment income......................       0.27           0.31
Net realized and unrealized gain (loss) on
   investment transactions.................       0.39          (0.09)
                                            ----------          -----

   Total from investment operations........       0.66           0.22
                                            ----------          -----
Less distributions
Dividends from net investment income.......      (0.27)         (0.31)
Distributions in excess of accumulated
   gains...................................         --             --
Distributions from paid-in capital in
   excess of par...........................         --             --
                                             ----------          -----
   Total distributions.....................      (0.27)         (0.31)
                                            ----------           -----
Net asset value, end of period.............   $   8.99         $ 8.60
                                            ----------          -----
                                            ----------          -----
TOTAL RETURN(c):...........................       7.80%          2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............   $    606         $  204
Average net assets (000)...................   $    414         $  111
Ratios to average net assets:
   Expenses, including distribution fees...       1.56%(b)       1.63%(b)
   Expenses, excluding distribution fees...       0.81%(b)       0.88%(b)
   Net investment income...................       6.16%(b)       6.69%(b)
Portfolio turnover rate....................         70%           206%

---------------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
13                                            See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

-------------------------------------------

PROSPECTUS DATED MAY 1, 1995

------------------------------------------------------------------

Prudential Government Income Fund, Inc. (formerly, Prudential-Bache Government Plus Fund, Inc.) (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities, and by engaging in various derivative transactions such as the purchase and sale of put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such futures. See "How the Fund Invests--Investment Objective and Policies." There can be no assurance that the Fund's investment objective will be achieved. The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.
--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL GOVERNMENT INCOME FUND, INC.?

  Prudential Government Income Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is to seek a high current return. The Fund seeks to achieve its objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes, Bonds, and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. The Fund may also write covered call options and covered put options and purchase put and call options. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  The Fund may engage in short selling and use leverage, including dollar rolls and bank borrowings, which entail additional risks to the Fund. See "How the Fund Invests--Other Investment Information" at page 15. The Fund may also engage in various hedging and income enhancement strategies, including derivative transactions such as the purchase and sale of put and call options on U.S. Government securities, transactions involving futures contracts on U.S. Government securities and options on such futures contracts and in interest rate swap transactions. See "How the Fund Invests--Other Investments and Policies" at page 9.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets in excess of $3 billion. As of March 31, 1995, PMF served as manager or administrator to 68 investment companies, including 39 mutual funds, with aggregate assets of approximately $46 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 17.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the annual rate of .15 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares. PSI is paid an annual distribution and service fee with respect to Class B shares which is currently being charged at the annual rate of .825 of 1% of the average daily net assets of the Class B shares up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% of such net assets in excess of $4 billion. PSI is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the annual rate of .75 of 1% of the average daily net assets of the Class C shares. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 32.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 20 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers three classes of shares:

    - Class A Shares:    Sold  with an initial  sales charge of up  to 4% of the
                         offering price.

    - Class B Shares:    Sold without an initial sales charge but are subject to
                         a contingent deferred sales  charge or CDSC  (declining
                         from  5% to zero of the lower of the amount invested or
                         the redemption  proceeds)  which  will  be  imposed  on
                         certain  redemptions made within six years of purchase.
                         Although Class B shares  are subject to higher  ongoing
                         distribution-related  expenses  than  Class  A  shares,
                         Class B shares  will automatically convert  to Class  A
                         shares    (which   are   subject   to   lower   ongoing
                         distribution-related  expenses)   approximately   seven
                         years after purchase.

    - Class C Shares:    Sold  without an initial sales  charge and for one year
                         after  purchase,   are  subject   to  a   1%  CDSC   on
                         redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 25.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How To Sell Your Shares" at page 27.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES+              CLASS A SHARES        CLASS B SHARES               CLASS C SHARES
                                               --------------   ------------------------     ------------------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....        4%                   None                         None
    Maximum Sales Load Imposed or Deferred
     Sales Load on Reinvested Dividends......       None                  None                         None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower)...........       None        5%   during   the  first      1% on redemptions made
                                                                year, decreasing  by  1%        within one year of
                                                                annually  to  1%  in the             purchase
                                                                fifth  and  sixth  years
                                                                and  0%  in  the seventh
                                                                year*
    Redemption Fees..........................       None                  None                         None
    Exchange Fee.............................       None                  None                         None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)        CLASS A SHARES        CLASS B SHARES              CLASS C SHARES**
                                               --------------   ------------------------     ------------------------
    Management Fees..........................        .50%                 .500%                         .50%
    12b-1 Fees++.............................        .15%                 .825%                         .75%
    Other Expenses...........................        .30%                 .300%                         .30%
                                                   -----                ------                        -----
    Total Fund Operating Expenses............        .95%                1.625%                        1.55%
                                                   -----                ------                        -----
                                                   -----                ------                        -----

EXAMPLE                                                       1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                             --------     --------     --------     ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................    $ 50         $ 70         $ 92       $ 155
    Class B................................................    $ 67         $ 82         $100       $ 153
    Class C**..............................................    $ 26         $ 50         $ 86       $ 188
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................    $ 50         $ 70         $ 92       $ 155
    Class B................................................    $ 17         $ 52         $ 90       $ 170
    Class C**..............................................    $ 16         $ 50         $ 86       $ 188
The above example with  respect to Class  A, Class B  and Class C shares  is based on  restated data for  the
  Fund's  fiscal year ended February 28, 1995.  The above example with respect to  Class C shares is based on expenses expected to be  incurred if Class  C shares had been  in existence during  the entire fiscal  year ended  February 28, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

   ---------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
  ** Estimated based  on expenses  expected to  have been  incurred if  Class  C shares had been in existence during the entire fiscal year ended February 28, 1995.
   + Pursuant to rules of the National Association of Securities Dealers,  Inc.,
     the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
  ++ Although  the Class A, Class  B and Class C  Distribution and Service Plans
     provide that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, and up to 1% per annum of the average daily net assets of the Class B and Class C shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .15 of 1% of the average daily net assets of the Class A shares, to no more than .825 of 1% of the average daily net assets of the Class B shares and to no more than .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending February 28, 1996. See "How the Fund is Managed--Distributor." Total operating expenses without such limitations would be 1.10% for Class A shares and 1.80% for each of the Class B shares and Class C shares.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS A SHARES)

   The following financial highlights for the Class A shares have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information has been determined based on data generally as provided in the financial statements.

                                                                                  JANUARY 22,
                                                                                     1990+
                                           YEARS ENDED FEBRUARY 28/29               THROUGH
                                ------------------------------------------------   FEBRUARY
                                  1995      1994      1993      1992      1991     28, 1990
                                --------  --------  --------  --------  --------  -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $   9.13  $   9.40  $   9.17  $   9.02  $   9.00    $ 9.17
                                --------  --------  --------  --------  --------  -----------
Income from investment
 operations
Net investment income.........      0.59      0.61      0.66      0.68      0.69      0.06
Net realized and unrealized
 gain (loss) on investment
 transactions.................     (0.54)    (0.25)     0.35      0.37      0.26     (0.11)
                                --------  --------  --------  --------  --------  -----------
    Total from investment
     operations...............      0.05      0.36      1.01      1.05      0.95     (0.05)
                                --------  --------  --------  --------  --------  -----------
Less distributions
Dividends from net investment
 income.......................     (0.59)    (0.61)    (0.66)    (0.68)    (0.69)    (0.06)
Distributions in excess of
 accumulated gains............        --     (0.02)       --        --        --        --
Distributions from paid-in
 capital in excess of par.....        --        --     (0.12)    (0.22)    (0.24)    (0.06)
                                --------  --------  --------  --------  --------  -----------
    Total distributions.......     (0.59)    (0.63)    (0.78)    (0.90)    (0.93)    (0.12)
                                --------  --------  --------  --------  --------  -----------
Net asset value, end of
 period.......................  $   8.59  $   9.13  $   9.40  $   9.17  $   9.02    $ 9.00
                                --------  --------  --------  --------  --------  -----------
                                --------  --------  --------  --------  --------  -----------
TOTAL RETURN:++...............       .83%     3.90%    11.55%    12.18%    11.21%    (0.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................  $871,145   $51,673   $61,297   $33,181   $28,971    $1,961
Average net assets (000)......  $ 95,560   $55,921   $46,812   $29,534   $23,428    $  501
Ratios to average net assets:
    Expenses, including
     distribution fees........      0.98%     0.84%     0.84%     0.86%     0.85%     0.92%*
    Expenses, excluding
     distribution fees........      0.83%     0.69%     0.69%     0.71%     0.70%     0.76%*
    Net investment income.....      7.49%     6.48%     7.17%     7.51%     7.76%     9.11%*
Portfolio turnover rate.......       206%       80%       36%      187%      213%      329%

  -------------
* Annualized.
+ Commencement of offering of Class A shares.
++ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                                (CLASS B SHARES)

  The following financial highlights for the Class B shares have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based on data generally as provided in the financial statements.

                                                                                                                        APRIL 22,
                                                                                                                          1985*
                                                        YEARS ENDED FEBRUARY 28/29                                       THROUGH
                     -------------------------------------------------------------------------------------------------  FEBRUARY
                       1995       1994       1993       1992       1991       1990      1989***     1988       1987     28, 1986
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period.............   $  9.13    $  9.40    $  9.17    $  9.02    $  9.00    $  9.09    $  9.85    $ 10.59    $ 10.60    $10.00
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income from
 investment
 operations
Net investment
 income.............      0.53       0.53       0.58       0.60       0.62       0.68       0.69       0.67       0.70      0.74+
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions.......     (0.53)     (0.25)      0.35       0.37       0.26       0.15      (0.49)     (0.40)      0.35      0.84
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total from
     investment
     operations.....        --       0.28       0.93       0.97       0.88       0.83       0.20       0.27       1.05      1.58
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Less distributions
Dividends from net
 investment
 income.............     (0.53)     (0.53)     (0.58)     (0.60)     (0.62)     (0.68)     (0.69)     (0.67)     (0.70)    (0.74)
Distributions from
 net realized
 gains..............        --         --         --         --         --         --         --      (0.24)     (0.36)    (0.24)
Distributions in
 excess of
 accumulated
 gains..............        --      (0.02)        --         --         --         --         --         --         --        --
Distributions from
 paid-in capital in
 excess of par......        --         --      (0.12)     (0.22)     (0.24)     (0.24)     (0.27)     (0.10)        --        --
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total
    distributions...     (0.53)     (0.55)     (0.70)     (0.82)     (0.86)     (0.92)     (0.96)     (1.01)     (1.06)    (0.98)
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end
 of period..........   $  8.60    $  9.13    $  9.40    $  9.17    $  9.02    $  9.00    $  9.09    $  9.85    $ 10.59    $10.60
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN:++.....       .24%      3.03%     10.61%     11.27%     10.35%     10.49%      2.32%      3.36%     10.30%    16.55%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)....... $ 705,732  $2,202,555 $2,680,259 $2,724,428 $3,127,587 $3,760,003 $3,814,945 $3,995,721 $4,090,417 $3,943,495
Average net assets
 (000).............. $1,735,413 $2,487,990 $2,670,924 $2,903,704 $3,432,948 $3,814,455 $3,984,300 $3,796,998 $3,978,186 $2,876,209
Ratios to average
 net assets:
    Expenses,
     including
     distribution
     fees...........      1.66%      1.68%      1.69%      1.71%      1.67%      1.49%      1.35%      1.60%      1.53%     1.48%**+
    Expenses,
     excluding
     distribution
     fees...........      0.80%      0.69%      0.69%      0.71%      0.70%      0.64%      0.63%      0.65%      0.61%     0.54%**+
    Net investment
     income.........      6.17%      5.64%      6.32%      6.66%      6.94%      7.46%      7.61%      6.88%      6.56%     8.10%**+
Portfolio turnover
 rate...............       206%        80%        36%       187%       213%       329%       278%       147%       266%      245%

 -------------
  * Commencement of operations.
 ** Annualized.
*** On July  1, 1988,  Prudential  Mutual Fund  Management, Inc.  succeeded  The
    Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.
  + Net of expense subsidy.
 ++ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                                (CLASS C SHARES)

  The following financial highlights for the Class C shares have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based on data generally as provided in the financial statements.

                                  AUGUST 1,
                                    1994*
                                   THROUGH
                                FEBRUARY 28,
                                    1995
                                -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................    $ 8.69
                                   -----
Income from investment
 operations
Net investment income.........      0.31
Net realized and unrealized
 gain (loss) on investment
 transactions.................     (0.09)
                                   -----
    Total from investment
     operations...............      0.22
                                   -----
Less distributions
Dividends from net investment
 income.......................     (0.31)
Distributions from net
 realized gains...............        --
Distributions in excess of
 accumulated gains............        --
Distributions from paid-in
 capital in excess of par.....        --
                                   -----
    Total distributions.......     (0.31)
                                   -----
Net asset value, end of
 period.......................    $ 8.60
                                   -----
                                   -----
TOTAL RETURN:++...............      2.75%
RATIOS/SUPPLEMENTAL DATA:+
Net assets, end of period
 (000)........................      $204
Average net assets (000)......      $111
Ratios to average net assets:
    Expenses, including
     distribution fees........      1.63%**
    Expenses, excluding
     distribution fees........      0.88%**
    Net investment income.....      6.71%**
Portfolio turnover rate.......       206%

 -------------
  * Commencement of offering of Class C shares.
 ** Annualized.
  + The offering of Class C shares commenced on August 1, 1994, accordingly the ratios for Class C shares are not necessarily comparable to those of Class A and Class B shares and are not necessarily indicative of future ratios.
 ++ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK A HIGH CURRENT RETURN. THE FUND WILL SEEK TO ACHIEVE THIS OBJECTIVE PRIMARILY BY INVESTING IN U.S. GOVERNMENT SECURITIES, INCLUDING U.S. TREASURY BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY, AND OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES; WRITING COVERED CALL OPTIONS AND COVERED PUT OPTIONS AND PURCHASING PUT AND CALL OPTIONS. THESE GUARANTEES APPLY ONLY TO THE PAYMENT OF PRINCIPAL AND INTEREST ON THESE SECURITIES AND DO NOT EXTEND TO THE SECURITIES' YIELD OR VALUE, WHICH ARE LIKELY TO VARY WITH FLUCTUATIONS IN INTEREST RATES, NOR DO THE GUARANTEES EXTEND TO THE YIELD OR VALUE OF THE FUND'S SHARES. SEE "INVESTMENT OBJECTIVE AND POLICIES--U.S. GOVERNMENT SECURITIES--MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THE FUND HAS NO LIMITATIONS WITH RESPECT TO THE MATURITIES OF PORTFOLIO SECURITIES IN WHICH IT MAY INVEST. HIGH CURRENT RETURN MEANS THE RETURN RECEIVED FROM INTEREST INCOME FROM U.S. GOVERNMENT AND OTHER DEBT SECURITIES AND FROM NET GAINS REALIZED FROM SALES OF PORTFOLIO SECURITIES. THE FUND MAY ALSO REALIZE INCOME FROM PREMIUMS FROM COVERED PUT AND CALL OPTIONS WRITTEN BY THE FUND ON U.S. GOVERNMENT SECURITIES AS WELL AS OPTIONS ON FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES AND NET GAINS FROM CLOSING PURCHASE AND SALES TRANSACTIONS WITH RESPECT TO THESE OPTIONS. AT LEAST 65% OF THE TOTAL ASSETS OF THE FUND WILL BE INVESTED IN U.S. GOVERNMENT SECURITIES. THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  The Fund's net asset value will vary with changes in the values of the Fund's portfolio securities, which values will generally vary inversely with changes in interest rates. The writing of options on U.S. Government securities and options on futures contracts on U.S. Government securities may limit the Fund's potential for capital gains on its portfolio.

U.S. GOVERNMENT SECURITIES

  U.S. TREASURY SECURITIES

  THE FUND WILL INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

  THE FUND WILL INVEST IN SECURITIES ISSUED BY AGENCIES OF THE U.S. GOVERNMENT OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Tennessee Valley Authority, the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may only be satisfied by the individual credit of the issuing agency. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations. See "Other Investments and Policies" below.

  OBLIGATIONS ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE UNITED STATES GOVERNMENT MAY BE ACQUIRED BY THE FUND IN THE FORM OF CUSTODIAL RECEIPTS THAT EVIDENCE OWNERSHIP OF FUTURE INTEREST PAYMENTS, PRINCIPAL PAYMENTS OR BOTH ON CERTAIN UNITED STATES TREASURY NOTES OR BONDS. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

  THE FUND WILL INVEST IN MORTGAGE-BACKED SECURITIES, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES. The U.S. Government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Instrumentalities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

  THE FUND MAY ALSO INVEST IN BALLOON PAYMENT MORTGAGE-BACKED SECURITIES. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal.

  THE FUND MAY ALSO INVEST IN MORTGAGE PASS-THROUGH SECURITIES WHERE ALL INTEREST PAYMENTS GO TO ONE CLASS OF HOLDERS (INTEREST ONLY SECURITIES OR IOS) AND ALL PRINCIPAL PAYMENTS GO TO A SECOND CLASS OF HOLDERS (PRINCIPAL ONLY SECURITIES OR POS). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

OTHER INVESTMENTS AND POLICIES

  AT LEAST 65% OF THE TOTAL ASSETS OF THE FUND WILL BE INVESTED IN U.S. GOVERNMENT SECURITIES, AS DESCRIBED ABOVE. U.S. Government securities which are purchased pursuant to repurchase agreements or on a when-issued or delayed delivery basis will be treated as U.S. Government securities for purposes of this calculation. See "Repurchase Agreements" and "When-Issued and Delayed Delivery Securities" below.

  UP TO 35% OF THE TOTAL ASSETS OF THE FUND MAY BE COMMITTED TO INVESTMENTS OTHER THAN U.S. GOVERNMENT SECURITIES. These investments would include the securities described in this subsection as well as purchased put and call options and purchased put options on futures contracts. See "Options Transactions" and "Transactions in Futures Contracts on U.S. Government Securities and Options Thereon" below.

  THE FUND IS PERMITTED TO INVEST UP TO 20% OF ITS TOTAL ASSETS IN HIGH QUALITY MONEY MARKET INSTRUMENTS, INCLUDING COMMERCIAL PAPER OF DOMESTIC CORPORATIONS AND CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND OTHER OBLIGATIONS OF DOMESTIC AND FOREIGN BANKS. Such obligations will, at the time of purchase, be rated within the two highest quality grades as determined by a nationally recognized statistical rating organization (such as Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P)) or, if unrated, will be of equivalent quality in the judgment of the Fund's Subadviser.

  THE FUND MAY INVEST IN OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS ONLY IF AFTER GIVING EFFECT TO SUCH INVESTMENT ALL SUCH INVESTMENTS WOULD CONSTITUTE LESS THAN 10% OF THE FUND'S TOTAL ASSETS (DETERMINED AT THE TIME OF INVESTMENT). These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

  THE FUND MAY ALSO PURCHASE OBLIGATIONS OF THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT (THE WORLD BANK). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

  THE FUND IS PERMITTED TO INVEST IN ADJUSTABLE RATE DEBT SECURITIES, including securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. The value of adjustable rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

  THE FUND MAY ALSO PURCHASE COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO is a security issued by a corporation or a U.S. Government instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are partitioned into several classes with a ranked priority by which the classes of obligations are redeemed. The Fund may invest in privately-issued CMOs which are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA or issued by any other agency or instrumentality of the U.S. Government. The Fund may also invest in privately-issued CMOs collateralized by whole loans or private mortgage pass-through securities and balloon payment mortgage-backed securities. A REMIC may be issued by a trust, partnership, corporation, association, or a segregated pool of mortgages, or an agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests and will only invest in REMICs rated AAA by S&P or Aaa by Moody's. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus. In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. See "Investment Objective and Policies--Collateralized Mortgage Obligations" in the Statement of Additional Information.

  THE FUND MAY ALSO INVEST UP TO 20% OF ITS TOTAL ASSETS IN ASSET-BACKED SECURITIES. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. The Fund will only invest in asset-backed securities rated at least AA by S&P or Aa by Moody's.

OPTIONS TRANSACTIONS

  PURCHASING OPTIONS

  THE FUND MAY PURCHASE PUT AND CALL OPTIONS ON U.S. GOVERNMENT SECURITIES. The Fund may purchase a put option in an effort to protect the value of a security which it owns against a substantial decline in market value (protective puts), if the Fund's investment adviser believes that a defensive posture is warranted for a portion of the portfolio. The Fund may also purchase a put option to cover a put option it has written or to close an existing option position.

  The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While changes in the value of the put option should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns.

  THE FUND MAY PURCHASE CALL OPTIONS ON DEBT SECURITIES IT INTENDS TO ACQUIRE IN ORDER TO HEDGE AGAINST AN ANTICIPATED MARKET APPRECIATION IN THE PRICE OF THE UNDERLYING SECURITIES AT LIMITED RISK AND WITH A LIMITED CASH OUTLAY. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit. The Fund may also purchase a call option to close an existing option position.

  WRITING COVERED OPTIONS

  THE FUND MAY WRITE (I.E., SELL) COVERED PUT AND CALL OPTIONS ON U.S. GOVERNMENT SECURITIES. When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal reason for writing options is to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone.

  THE PURCHASER OF A CALL OPTION HAS THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for gain on the underlying securities during the period that the option is open.

  CONVERSELY, THE PURCHASER OF A PUT OPTION HAS THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT A SPECIFIED EXERCISE PRICE. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  THE FUND MAY ALSO WRITE STRADDLES (I.E., A COMBINATION OF A CALL AND A PUT WRITTEN ON THE SAME SECURITY AT THE SAME STRIKE PRICE WHERE THE SAME ISSUE OF THE SECURITY IS CONSIDERED "COVER" FOR BOTH THE PUT AND THE CALL). In such cases, the

Fund will also segregate or deposit cash, U.S. Government securities or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is "in the money." It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written).

  An exchange-traded option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or is exercised or it otherwise covers the position.

  The Fund will not purchase a put or call option on U.S. Government securities if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options and on options on futures contracts on U.S. Government securities. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. See "Taxes, Dividends and Distributions--Listed Options and Futures" in the Statement of Additional Information.

  OTHER CONSIDERATIONS

  ALL OPTIONS PURCHASED OR SOLD BY THE FUND WILL BE TRADED ON A U.S. SECURITIES EXCHANGE OR WILL BE PURCHASED OR SOLD BY A PRIMARY GOVERNMENT SECURITIES DEALER RECOGNIZED BY THE FEDERAL RESERVE BANK OF NEW YORK (OTC OPTIONS). While exchange-traded options are in effect guaranteed by The Options Clearing Corporation, the Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised. The Fund's investment adviser monitors the creditworthiness of dealers with whom the Fund enters into OTC option transactions under the general supervision of the Fund's Board of Directors. The Fund's ability to enter into options contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company. See the Statement of Additional Information for additional information on options transactions.

TRANSACTIONS IN FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES (FUTURES CONTRACTS) THAT ARE TRADED ON U.S. COMMODITY EXCHANGES. A futures contract on a U.S. Government security, other than GNMA's which are cash settled, is an agreement to purchase or sell an agreed amount of such securities at a set price for delivery on an agreed future date. The Fund may purchase a futures contract as a hedge against an anticipated decline in interest rates, and resulting increase in market price, in securities the Fund intends to acquire. The Fund may sell a futures contract as a hedge against an anticipated increase in interest rates, and resulting decline in market price, in securities the Fund owns.

  THE FUND MAY ALSO PURCHASE AND WRITE (I.E., SELL) "COVERED" CALL AND PUT OPTIONS ON FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES THAT ARE TRADED ON U.S. COMMODITY EXCHANGES. THE FUND WILL WRITE OPTIONS ON FUTURES CONTRACTS FOR HEDGING PURPOSES, AS WELL AS TO REALIZE THROUGH THE RECEIPT OF PREMIUM INCOME, A GREATER RETURN THAN WOULD BE REALIZED ON THE FUND'S PORTFOLIO SECURITIES ALONE. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  THE FUND MAY ALSO FROM TIME TO TIME PURCHASE EURODOLLAR INSTRUMENTS TRADED ON THE CHICAGO MERCANTILE EXCHANGE. Eurodollar instruments are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of interest rate futures contracts and options thereon.

  THE FUND MAY ALSO ENTER INTO CLOSING TRANSACTIONS WITH RESPECT TO FUTURES CONTRACTS AND OPTIONS THEREON TO TERMINATE EXISTING POSITIONS. The Fund's ability to enter into transactions in futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. In addition, the Fund may not purchase or sell futures contracts or related options for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and for premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% limitation.

  CHARACTERISTICS AND PURPOSES OF INTEREST RATE FUTURES

  THE FUND WILL PURCHASE AND SELL FUTURES CONTRACTS PRIMARILY TO HEDGE ITS ACTUAL OR ANTICIPATED HOLDINGS OF U.S. GOVERNMENT SECURITIES. There is generally an inverse relationship between interest rates and bond prices. Generally, when interest rates increase, bond prices will decline; when interest rates decline, bond prices will increase. For example, if the Fund holds cash reserves or short-term debt securities at a time that interest rates are expected to decline, the Fund might purchase futures contracts as a hedge against anticipated increases in the price of the U.S. Government securities that the Fund intends to acquire (an anticipatory hedge).

  CHARACTERISTICS   AND  PURPOSES  OF  OPTIONS  ON  FUTURES  CONTRACTS  ON  U.S.
GOVERNMENT SECURITIES

  When an option on a futures contract is exercised, the writer of the option delivers the futures position as well as the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The Fund will be required to deposit initial and variation margin with respect to options on futures contracts written by it.

  The Fund will purchase put options on futures contracts primarily to hedge its portfolio of U.S. Government securities against the risk of rising interest rates, and the consequent decline in the prices of U.S. Government securities it owns. The Fund will purchase call options on futures contracts to hedge the Fund's portfolio against a possible market advance at a time when the Fund is not fully invested in U.S. Government securities (other than Treasury Bills).

  The Fund also will write call options on futures contracts as a hedge against a modest decline in prices of debt securities held in the Fund's portfolio and to earn additional income. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

  Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium thereby partially hedging against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease of the price of the securities the Fund intends to acquire. The Fund will also write options on futures contracts in whole or in part to enhance its current return through the receipt of premium income.

  See "Investment Objective and Policies--Futures Contracts on U.S. Government Securities" in the Statement of Additional Information.

  RISK CONSIDERATIONS

  CERTAIN RISKS ARE INHERENT IN THE FUND'S USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES. One such risk arises because the correlation between movements in the price of futures and movements in the price of debt securities that are the subject of the hedge will not be perfect. Another risk is that the movements in the price of futures or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements, whereby the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase date although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell U.S. Government securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

OTHER INVESTMENT INFORMATION

  The Fund is permitted to use the following investment techniques, although it does not anticipate that any of them will constitute a significant component of its investment program.

  ZERO COUPON BONDS

  The Fund may invest up to 5% of its total assets in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (determined at the time of the short sale) are held as collateral for such sales.

  BORROWING

  The Fund may borrow money in an amount up to 20% of the value of its total assets (not including the amount of such borrowings) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings.

  ILLIQUID SECURITIES

  The Fund may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and other securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The  staff  of   the  SEC  has   also  taken  the   position  that   purchased
over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

  When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

  DOLLAR ROLLS

  The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

  The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect to dollar rolls. Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

  INTEREST RATE TRANSACTIONS

  The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies--Interest Rate Transactions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER AND BROKERAGE

  Based on its experience in managing similar investment products, the investment adviser expects that, under normal circumstances, if the Fund writes substantial numbers of options, and those options are exercised, the Fund's portfolio turnover rate may be as high as 250% or higher. Such a rate would significantly exceed that of a fund invested exclusively in U.S. Government securities. See "Investment Objective and Policies--Options Transactions" in the Statement of Additional Information. While the Fund will pay commissions in connection with its options and futures transactions, U.S. Government securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended February 28, 1995, the total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were 0.98%, 1.66% and 1.63% (annualized), respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $3 BILLION AND .35 OF 1% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $3 BILLION. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended February 28, 1995, the Fund paid management fees to PMF of .50% of the Fund's average daily net assets. See "Manager" in the Statement of Additional Information.

  As of March 31, 1995, PMF served as the manager to 39 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 29 closed-end investment companies with aggregate assets of approximately $46 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER THE SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Fund is Barbara L. Kenworthy, a managing director and senior portfolio manager of Prudential Investment Advisors, a unit of PIC. Ms. Kenworthy has responsibility for the day to day management of the Fund's portfolio and has managed the Fund's portfolio since July 1994. Ms. Kenworthy was previously employed by The Dreyfus Corporation (from June 1985 to June 1994) and served as president and portfolio manager for several Dreyfus fixed-income funds.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending February 28, 1996.

  UNDER THE CLASS B PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES UP TO $3 BILLION, .80 OF 1% OF THE NEXT $1 BILLION OF SUCH NET ASSETS AND .50 OF 1% OF SUCH NET ASSETS IN EXCESS OF $4 BILLION. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares up to $3 billion,
 .55 of 1% of the next $1 billion of such net assets and .25 of 1% of such net assets in excess of $4 billion, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares. UNDER THE CLASS C PLAN, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO THE CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF AVERAGE DAILY NET ASSETS OF CLASS C SHARES. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class B Plan to .825 of 1% of the average daily net assets of the Class B shares and under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending February 28, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for ocmpensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker and/or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P .O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. Its mailing address is P .O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES OF THE FUND. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P .M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. As long as the Fund declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS "YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) IN ADVERTISEMENTS AND SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information which includes performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under federal income tax law. Notwithstanding the foregoing, dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. In determining the amount of capital gains to be distributed, the amount of any capital loss carryforwards from prior years will be offset against capital gains. As of February 28, 1995, the Fund had a capital loss carryforward for federal income tax purposes of approximately $140,517,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values Its Shares."

  Shares will begin earning daily dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn daily dividends until they are redeemed. In the event an investor redeems all the shares in his or her account at any time during the month, all daily dividends declared to the date of redemption will be paid at the time of redemption.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE PAYMENT AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P .O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Any distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced. If you hold shares through Prudential Securities you should contact your financial adviser to elect to receive dividends and distributions in cash.

  WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE) THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON APRIL 8, 1983. THE FUND IS AUTHORIZED TO ISSUE TWO BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 666,666,666 2/3 AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that, (i) each class bears different distribution expenses,
(ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes, designated as Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services."

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Government Income Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P .M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Government Income Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (THE ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 4% of   .30 of 1% (Currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .15 of 1%)
CLASS B    Maximum contingent deferred sales       1% (Currently being      Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of   charged at a rate of     approximately seven years after
           the amount invested or the redemption   .825 of 1%)              purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (Currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Common Stock"), and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 5 years in the case of Class B shares and 6 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE    SALES CHARGE        DEALER
                           AS PERCENTAGE   AS PERCENTAGE    CONCESSION AS
                            OF OFFERING      OF AMOUNT      PERCENTAGE OF
   AMOUNT OF PURCHASE          PRICE          INVESTED      OFFERING PRICE
-------------------------  --------------  --------------  ----------------
$0 to $49,999                    4.00%           4.17%            3.75%
$50,000 to $99,999               3.50            3.83             3.25
$100,000 to $249,999             2.75            2.83             2.50
$250,000 to $499,999             2.00            2.04             1.90
$500,000 to $999,999             1.50            1.52             1.40
$1,000,000 and above             None            None             None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  PRUDENTIAL VISTA PROGRAM. Class A shares are offered at net asset value to certain qualified employee retirement benefit plans under Section 401 of the Internal Revenue Code, for which Prudential Defined Contribution Services serves as the recordkeeper provided that such plan is also participating in the Prudential Vista Program (PruVista Plan), and provided further that (i) for existing plans, the plan has existing assets of at least $1 million and at least 100 eligible employees or participants, and (ii) for new plans, the plan has at least 500 eligible employees or participants. The term "existing assets" for this purpose includes transferable cash and GICs (guaranteed investment contracts) maturing within 4 years. After a PruVista Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec at the time of purchase that you are entitled to a reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE FUND AT ANY TIME AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges--Class B Shares."

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an

"eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services Offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemptions by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares.

                                                    CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                   OF DOLLARS INVESTED OR
 PAYMENT MADE                                          REDEMPTION PROCEEDS
--------------------------------------------------  --------------------------
First.............................................                5.0%
Second............................................                4.0%
Third.............................................                3.0%
Fourth............................................                2.0%
Fifth.............................................                1.0%
Sixth.............................................                1.0%
Seventh...........................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that generally results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENT OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS ON THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at 1 (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 A. M. and 6:00 P. M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES OR THROUGH A DEALER WHICH HAS ENTERED INTO A SELECTED DEALER AGREEMENT WITH THE FUND'S DISTRIBUTOR, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends or distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  -TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawal of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

  -SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at 1 (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential GNMA Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust
                             TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Modified Term Series
Prudential Municipal Series Fund
  Arizona Series
  Florida Series
  Georgia Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  Minnesota Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
                                  GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio
  Short-Term Global Income Portfolio
Global Utility Fund, Inc.

                                  EQUITY FUNDS
Prudential Allocation Fund
  Conservatively Managed Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible-Registered Trademark- Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

                               MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Securities Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

    No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
-------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................        2
  Risk Factors and Special Characteristics...........................        2
FUND EXPENSES........................................................        4
FINANCIAL HIGHLIGHTS.................................................        5
HOW THE FUND INVESTS.................................................        8
  Investment Objective and Policies..................................        8
  Other Investments and Policies.....................................        9
  Other Investment Information.......................................       15
  Investment Restrictions............................................       16
HOW THE FUND IS MANAGED..............................................       17
  Manager............................................................       17
  Distributor........................................................       17
  Portfolio Transactions.............................................       20
  Custodian and Transfer and Dividend Disbursing Agent...............       20
HOW THE FUND VALUES ITS SHARES.......................................       20
HOW THE FUND CALCULATES PERFORMANCE..................................       21
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................       21
GENERAL INFORMATION..................................................       23
  Description of Common Stock........................................       23
  Additional Information.............................................       23
SHAREHOLDER GUIDE....................................................       24
  How to Buy Shares of the Fund......................................       24
  Alternative Purchase Plan..........................................       25
  How to Sell Your Shares............................................       27
  Conversion Feature--Class B Shares.................................       30
  How to Exchange Your Shares........................................       31
  Shareholder Services...............................................       32
THE PRUDENTIAL MUTUAL FUND FAMILY....................................      A-1

-------------------------------------------

MF128A                                                                   4440464

                                      Class A:  744339-10-2
                       CUSIP Nos.:    Class B:  744339-20-1
                                      Class C:  744339-30-0

PRUDENTIAL
GOVERNMENT INCOME
FUND, INC.
---------------------

PROSPECTUS
MAY 1, 1995

PRUDENTIAL MUTUAL FUNDS
BUILDING YOUR FUTURE ON OUR STRENGTHSM

              [LOGO]

                    Prudential Government Income Fund, Inc.

                         Supplement dated May 17, 1995 to
                           Prospectus dated May 1, 1995

How the Fund Invests--Other Investments and Policies

    The Fund invests at least 65% of its total assets in U.S. Government securities. Up to 35% of total assets may be committed to investments other than U.S. Government securities, including investment in high quality money market instruments, adjustable rate debt securities, collateralized mortgage obligations and corporate debt obligations rated at the time of purchase at least A by Moody's Investors Service or Standard & Poor's Ratings Group or, if unrated, will be of equivalent quality in the judgment of the Fund's Subadviser.

MF128C-1

                            Prudential Mutual Funds
                         Supplement dated July 3, 1995

    The following information supplements the prospectuses of each of the Funds listed on the reverse.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

Reduction and Waiver of Initial Sales Charges.

    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term ``existing assets'' for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). ``Existing assets'' also include shares of money market funds acquired by exchange from a Participating Fund. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

          Name of Fund                                        Prospectus Date
Prudential Adjustable Rate Securities Fund, Inc.              June 26, 1995
Prudential Allocation Fund                                    September 29, 1994
Prudential Diversified Bond Fund, Inc.                        January 3, 1995
                                                              (as supplemented
                                                              June 20, 1995)
Prudential Equity Fund, Inc.                                  February 28, 1995
Prudential Equity Income Fund                                 December 30, 1994
Prudential Global Fund, Inc.                                  January 3, 1995
Prudential Global Genesis Fund, Inc.                          August 1, 1994
Prudential Global Natural Resources Fund, Inc.                August 1, 1994
Prudential GNMA Fund, Inc.                                    March 2, 1995
Prudential Government Income Fund, Inc.                       May 1, 1995
Prudential Growth Opportunity Fund, Inc.                      February 1, 1995
Prudential High Yield Fund, Inc.                              February 28, 1995
Prudential IncomeVertible Fund, Inc.                          March 1, 1995
Prudential Intermediate Global Income Fund, Inc.              March 2, 1995
Prudential Multi-Sector Fund, Inc.                            June 30, 1995
Prudential Pacific Growth Fund, Inc.                          January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio                                     January 3, 1995
  Short-Term Global Income Fund                               January 3, 1995
Prudential Structured Maturity Fund, Inc.                     March 1, 1995
Prudential U.S. Government Fund                               January 3, 1995
Prudential Utility Fund, Inc.                                 March 1, 1995
The BlackRock Government Income Trust                         November 1, 1994
                                                              (as supplemented
                                                              December 30, 1994)
Global Utility Fund, Inc.                                     February 1, 1995
Nicholas-Applegate Fund, Inc.                                 March 6, 1995

MF950C-7

                    PRUDENTIAL GOVERNMENT INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 1995

    Prudential Government Income Fund, Inc. (the Fund), is an open-end, diversified management investment company, or mutual fund, which has as its investment objective the seeking of a high current return. The Fund will seek to achieve this objective primarily by investing in U.S. Government securities, including U.S. Treasury Bills, Notes and Bonds and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities; writing covered put and call options and purchasing put and call options. In an effort to hedge against changes in interest rates and thus preserve its capital, the Fund may also engage in transactions involving futures contracts on U.S. Government securities and options on such contracts. There can be no assurance that the Fund's investment objective will be achieved.

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1995, a copy of which may be obtained from the Fund at One Seaport Plaza, New York, New York 10292.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
General Information...................................   B-2              --
Investment Objective and Policies.....................   B-2               8
Investment Restrictions...............................   B-9              16
Directors and Officers................................   B-11             17
Manager...............................................   B-14             17
Distributor...........................................   B-16             17
Portfolio Transactions and Brokerage..................   B-18             20
Purchase and Redemption of Fund Shares................   B-20             24
Shareholder Investment Account........................   B-23             32
Net Asset Value.......................................   B-26             20
Taxes, Dividends and Distributions....................   B-27             21
Performance Information...............................   B-29             21
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-31             20
Financial Statements..................................   B-32             --
Independent Auditors' Report..........................   B-41             --

--------------------------------------------------------------------------------

MF-128B                                                                  444079V

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Government Plus Fund, Inc. to Prudential Government Income Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to seek a high current return. The Fund will seek a high current return primarily from interest income from U.S. Government securities, premiums from put and call options on U.S. Government securities and net gains from closing purchase and sale transactions with respect to options on U.S. Government securities. The Fund may also realize net gains from sales of portfolio securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT
INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium. The opposite is true for pass-throughs purchased at a discount.

    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. As of the date of this Statement of Additional Information, no such legislation has been effected. The Fund's adviser would re-evaluate the Fund's investment objectives and policies if any such legislative proposals were adopted.

    GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

    LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a PRO RATA share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

    CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

COLLATERALIZED MORTGAGE OBLIGATIONS

    Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (SEC), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940 (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER SECURITIES

    The Fund will invest in foreign banks and foreign branches of U.S. banks only if after giving effect to such investments all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). Investing in securities of foreign companies in foreign countries involves certain considerations and risks which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies, and brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

OPTION WRITING AND RELATED RISKS

    The Fund will write (I.E., sell) covered call or put options which are traded on registered securities exchanges (the Exchanges) and may also write such options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

OPTIONS TRANSACTIONS

    Exchange-traded options are issued by The Options Clearing Corporation (OCC) which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options represent a contract between a U.S. Government securities dealer and the Fund with no guarantee of the OCC. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the U.S. Government securities underlying the OTC option. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Exchange-traded options generally have a continuous liquid market while OTC options do not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the issuing dealer. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC option transactions only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities used as cover until the option expires, is exercised or the Fund provides substitute cover. See "How the Fund Invests--Investment Objective and Policies--Other Investment Information--Illiquid Securities" in the Prospectus. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. This requirement may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

    So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation
(OCC), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an Exchange and, by doing so, guarantees the transaction.

    The Fund writes only "covered" options. This means that, so long as the Fund is obligated as the writer of a call option, it will (a) own the underlying securities subject to the option, except that, in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option or (b) deposit and maintain with its Custodian in a segregated account cash, U.S. Government securities or other liquid, high-grade debt obligations having a value at least equal to the fluctuating market value of the securities underlying the call. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it will (a) deposit and maintain with its Custodian in a segregated account cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option, or (b) own a put option on the same security with an exercise price the same or higher than the exercise price of the put option sold or, if lower, deposit and maintain the differential in cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account with its Custodian.

    To the extent that a secondary market is available on the Exchanges, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

    Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities or other cover against which it can write options. If the Fund writes a substantial number of options, its portfolio turnover will be higher than if it did not do so. Portfolio turnover will increase to the extent that options written by the Fund are exercised. Because the exercise of such options depends on changes in the price of the underlying securities, the Fund's portfolio turnover rate cannot be accurately predicted. The Fund's turnover rate for the fiscal years ended February 28, 1994 and February 28, 1995 was 80% and 206%, respectively. The recent increase in the Fund's portfolio turnover rate was generally due to the movement in interest rates, which required a restructuring of the Fund's mortgage holdings and Treasury holdings.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the availability of deliverable Treasury Bills changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian, Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund intends to purchase and write such options should they commence trading on any Exchange.

    Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

    A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA
Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

    RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS ON U.S. GOVERNMENT SECURITIES

    CHARACTERISTICS AND PURPOSE OF INTEREST RATE FUTURES. The Fund may purchase and sell U.S. Exchange-traded interest-rate futures. Currently, there are futures contracts based on U.S. Treasury Bonds, U.S. Treasury Notes, three-month U.S. Treasury Bills and GNMA certificates. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that futures contracts will be performed. Although futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    CHARACTERISTICS. The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the Fund enters into a futures contract, it will initially be required to deposit with its Custodian for the benefit of the broker (the futures commission merchant) an amount of "initial margin" of cash or U.S. Treasury Bills, currently equal to approximately 1 1/2 to 2% of the contract amount for futures on Treasury Bonds and Notes and approximately 1/10 of 1% of the contract amount for futures on Treasury Bills. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as "marking to market." At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an offsetting position which will operate to terminate the Fund's position in the futures contract. While interest rate futures contracts provide for the delivery and acceptance of securities, most futures contracts are terminated by entering into offsetting transactions.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading futures contracts on U.S. Government securities may not conform to the hours during which the Fund may trade such securities. To the extent that the futures markets close before or after the U.S. Government securities markets, significant variations can occur in one market that cannot be reflected in the other market.

OPTIONS ON FUTURES CONTRACTS

    CHARACTERISTICS. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options can be purchased or written with respect to futures contracts on GNMAs, U.S. Treasury Bonds and U.S. Treasury Notes on The Chicago Board of Trade and U.S. Treasury Bills on the International Monetary Market at the Chicago Mercantile Exchange.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    The Fund will be considered "covered" with respect to a call option it writes on a futures contract if it (a) owns a long position in the underlying futures contract or the security underlying the futures contract, (b) owns a security which is deliverable under the futures contract or (c) owns a separate call option to purchase the same futures contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, the Fund deposits and maintains the differential in cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account with its Custodian. The Fund is considered "covered" with respect to a put option it writes on a futures contract if it (a) segregates and maintains with its Custodian cash, U.S. Government securities or liquid high-grade debt obligations at all times equal in value to the exercise price of the put (less any related margin deposited), or (b) owns a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund or, if lower, the Fund deposits and maintains the differential in cash, U.S. Government securities or other liquid, high-grade debt obligations in a segregated account with its Custodian. There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

    The Fund will be required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to the Fund's futures commissions merchants' requirements similar to those applicable to futures contracts, described above.

    The skills needed to trade futures contracts and options thereon are different than those needed to select U.S. Government securities. The Fund's investment adviser has experience in managing other securities portfolios which uses similar options and futures strategies as the Fund.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

INTEREST RATE TRANSACTIONS

    The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, I.E., the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. Government securities or liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

ILLIQUID SECURITIES

    The Fund may invest up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper, convertible securities and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    2. Make short sales of securities or maintain a short position, except short sales "against the box."

    3. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements or dollar roll transactions or the writing of options on debt securities or on interest rate futures contracts or other financial futures contracts are not deemed to be a pledge of assets and neither such arrangements, nor the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options, nor obligations of the Fund to Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

    4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Fund may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

    7. Buy or sell commodities or commodity contracts or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9.  Make investments for the purpose of exercising control or management.

    10. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs.

    12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the Fund's total assets).

    13. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

    14. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell futures contracts or related options, except that the Fund may write put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase or sell interest rate futures contracts and other financial futures contracts and related options.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

    1.  Invest in oil, gas and mineral leases.

    2. Purchase or sell real estate or interests in real estate, including real estate limited partnerships, but excluding securities which are secured by real estate and the securities of companies which invest in real estate which are readily marketable.

    3. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

    4. Purchase securities of any one issuer if, to the knowledge of the Fund, any officer or director of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    5. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                             DIRECTORS AND OFFICERS

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE            POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Edward D. Beach (70)           Director                 President and Director of BMC Fund, Inc., a closed-end
c/o Prudential Mutual Fund                               investment company; prior thereto, Vice Chairman of
Management, Inc.                                         Broyhill Furniture Industries, Inc.; Certified Public
One Seaport Plaza                                        Accountant; Secretary and Treasurer of Broyhill Family
New York, NY                                             Foundation, Inc.; Member of the Board of Trustees of Mars
                                                         Hill College; President and Director of First Financial
                                                         Fund, Inc. and The High Yield Income Fund, Inc.; Director
                                                         of The Global Government Plus Fund, Inc. and The Global
                                                         Total Return Fund, Inc.,
Delayne Dedrick Gold (55)      Director                 Marketing and Management Consultant.
c/o Prudential Mutual Fund
Management, Inc.
One Seaport Plaza
New York, NY
*Harry A. Jacobs, Jr. (72)     Director                 Senior Director (since January 1986) of Prudential
One Seaport Plaza                                        Securities; formerly Interim Chairman and Chief Executive
New York, NY                                             Officer of PMF (June-September 1993); Chairman of the
                                                         Board of Prudential Securities (1982-1985) and Chairman
                                                         of the Board and Chief Executive Officer of Bache Group
                                                         Inc. (1977-1982); Director of The First Australia Fund,
                                                         Inc., The First Australia Prime Income Fund, Inc., The
                                                         Global Government Plus Fund, Inc. and The Global Total
                                                         Return Fund, Inc.; Trustee of The Trudeau Institute.

------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE            POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Thomas T. Mooney (52)          Director                 President of the Greater Rochester Metro Chamber of
c/o Prudential Mutual Fund                               Commerce; former Rochester City Manager; Trustee of
Management, Inc.                                         Center for Governmental Research, Inc.; Director of Blue
One Seaport Plaza                                        Cross of Rochester, Monroe County Water Authority,
New York, NY                                             Rochester Jobs, Inc., Northeast-Midwest Institute,
                                                         Executive Service Corps of Rochester, Monroe County
                                                         Industrial Development Corporation, First Financial Fund,
                                                         Inc., The Global Government Plus Fund, Inc., The Global
                                                         Total Return Fund, Inc. and The High Yield Income Fund,
                                                         Inc.
Thomas H. O'Brien (70)         Director                 President, O'Brien Associates (financial and management
c/o Prudential Mutual Fund                               consultants) (since April 1984); formerly President of
Management, Inc.                                         Jamaica Water Securities Corp. (holding company)
One Seaport Plaza                                        (February 1989-August 1990); Chairman and Chief Executive
New York, NY                                             Officer (September 1987-February 1989) and Director
                                                         (September 1987-August 1990) of Jamaica Water Supply
                                                         Company; Director of Yankee Energy System, Inc. and
                                                         Ridgewood Savings Bank; Trustee of Hofstra University.
Thomas A. Owens, Jr. (71)      Director                 Consultant; Director of EMCORE Corp. (manufacturer of
c/o Prudential Mutual Fund                               electronic materials).
Management, Inc.
One Seaport Plaza
New York, NY
*Richard A. Redeker (50)       Director and President   President, Chief Executive Officer and Director (since
One Seaport Plaza                                        October 1993), PMF; Executive Vice President, Director
New York, NY                                             and Member of the Operating Committee (since October
                                                         1993), Prudential Securities; Director (since October
                                                         1993) of Prudential Securities Group, Inc. (PSG);
                                                         Executive Vice President, The Prudential Investment
                                                         Corporation (since July 1994); Director (since January
                                                         1994) of Prudential Mutual Fund Distributors, Inc. (PMFD)
                                                         and Prudential Mutual Fund Services, Inc. (PMFS);
                                                         formerly Senior Executive Vice President and Director of
                                                         Kemper Financial Services, Inc. (September 1978-September
                                                         1993); Director and President of The Global Yield Fund,
                                                         Inc., The Global Government Plus Fund, Inc., The Global
                                                         Total Return Fund, Inc. and The High Yield Income Fund,
                                                         Inc.

------------
* "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                          PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE            POSITION WITH FUND                       DURING PAST FIVE YEARS
-----------------------------  -----------------------  ----------------------------------------------------------
Stanley E. Shirk (78)          Director                 Certified Public Accountant and a former Senior Partner of
c/o Prudential Mutual Fund                               the accounting firm of KPMG Peat Marwick; former
Management, Inc.                                         Management and Accounting Consultant for the Association
One Seaport Plaza                                        of Bank Holding Companies, Washington, D.C. and the Bank
New York, NY                                             Administration Institute, Chicago, IL; Director of The
                                                         High Yield Income Fund, Inc.
David W. Drasnin (57)          Vice President           Vice President and Branch Manager of Prudential
39 Public Square,                                        Securities.
Suite 500
Wilkes-Barre, PA
Robert F. Gunia (48)           Vice President           Director (since January 1989), Chief Administrative
One Seaport Plaza                                        Officer (since July 1990), and Executive Vice President,
New York, NY                                             Treasurer and Chief Financial Officer (since June 1987)
                                                         of PMF; Senior Vice President (since March 1987) of
                                                         Prudential Securities; Executive Vice President,
                                                         Treasurer and Comptroller (since March 1991) of PMFD;
                                                         Director (since June 1987) of PMFS; Vice President and
                                                         Director of The Asia Pacific Fund, Inc. (since May 1989).
Eugene S. Stark (37)           Treasurer and Principal  First Vice President (since January 1990) of PMF.
One Seaport Plaza               Financial and
New York, NY                    Accounting Officer
S. Jane Rose (49)              Secretary                Senior Vice President (since January 1991), Senior Counsel
One Seaport Plaza                                        (since June 1987) and First Vice President (June
New York, NY                                             1987-December 1990) of PMF; Senior Vice President and
                                                         Senior Counsel of Prudential Securities (since July
                                                         1992); formerly Vice President and Associate General
                                                         Counsel of Prudential Securities.
Ellyn C. Acker (34)            Assistant Secretary      Vice President and Associate General Counsel (since March
One Seaport Plaza                                        1995) of PMF; Vice President and Associate General
New York, NY                                             Counsel of Prudential Securities (since March 1995);
                                                         prior thereto, associated with the law firm of Fulbright
                                                         & Jaworski L.L.P.

------------
* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $8,000, in addition to certain out-of-pocket expenses. Directors may receive their Directors' fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended February 28, 1995 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calender year ended December 31, 1994.

                               COMPENSATION TABLE

                                                                                                               TOTAL
                                                                     PENSION OR                            COMPENSATION
                                                                     RETIREMENT                            FROM FUND AND
                                                     AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL     FUND COMPLEX
                                                   COMPENSATION    AS PART OF FUND      BENEFITS UPON         PAID TO
NAME AND POSITION                                    FROM FUND        EXPENSES           RETIREMENT          DIRECTORS
-------------------------------------------------  -------------  -----------------  -------------------  ---------------
Edward D. Beach, Director                            $   8,000             None                 N/A       $  159,000(20)*
Delayne Dedrick Gold, Director                       $   8,000             None                 N/A       $  185,000(24)*
Thomas T. Mooney, Director                           $   8,000             None                 N/A       $  126,000(15)*
Thomas H. O'Brien, Director                          $   8,000             None                 N/A       $   44,000 (6)*
Thomas A. Owens, Director                            $   8,000             None                 N/A       $  100,500(12)*
Stanley E. Shirk, Director                           $   8,000             None                 N/A       $   79,000 (8)*

* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of April 13, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of April 13, 1995, Prudential Securities was the record holder for other beneficial owners of 61,047,747 Class A shares (or 61% of the outstanding Class A shares), 46,757,505 Class B shares (or 12% of the outstanding Class B shares) and 7,168 Class C shares (or 26% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

    As  of April 13, 1995, Irrevocable Trust of  Doris H D, U/A DTD 8-3-93, John
L. Hughes TTEE, FBO Doris H. Dowden, P O Box 54, Crossville IL 62827-0054 owned 12,313 of Class C shares (or 45% of the outstanding Class C shares), Edward N. Hutton, Harriett J. Hutton JTTEN, 1716 Havana, Seaside CA 93955-4004 owned 2,740 of Class C shares (or 10% of the outstanding Class C shares), and Lura A. Brown, Wilbur L. Brown JTTEN, 10002 Hardesty, Kansas City MO 64137-1340 owned 2,542 of Class C shares (or 9% of the outstanding Class C shares) of the Fund.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of March 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $46 billion. According to the Investment Company Institute, as of August 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of the Fund up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended February 28, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on April 13, 1995 and by the shareholders of the Fund on March 30, 1988.

    For the fiscal years ended February 28, 1995, February 28, 1994 and February 28, 1993, the Fund paid management fees to PMF of $9,155,193, $12,719,555 and $13,588,678, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on April 13, 1995, and by shareholders of the Fund on March 30, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Manager and the Subadviser (The Prudential Investment Corporation) are indirect subsidiaries of The Prudential which, as of December 31, 1993, was the largest insurance company in North America. Prudential has been engaged in the insurance business since 1875. In July 1994, INSTITUTIONAL INVESTOR ranked The Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.

                                  DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities), acts as the distributor of the Class B and Class C shares of the Fund.

    Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

    On April 13, 1995, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A Plan, Class B Plan or Class C Plan or in any agreement related to any Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1%. The Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% of the average daily net assets up to $3 billion, .55 of 1% of the next $1 billion of such assets and .25 of 1% of such assets in excess of $4 billion (not including the service fee) may be used for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) may be used for distribution-related expenses with respect to the Class C shares. The Class A Plan was approved by Class A and Class B shareholders, and the Class B Plan was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended February 28, 1995, PMFD received payments of $143,341 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended February 28, 1995, PMFD also received approximately $196,000 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended February 28, 1995, Prudential Securities received $14,862,736 from the Fund under the Class B Plan and spent approximately $4,206,800 in distributing the Class B shares of the Fund. It is estimated that of the latter amount, approximately $60,300 (1.4%) was spent on printing and mailing of prospectuses to other than current shareholders, $2,581,500 (61.4%) on interest and carrying costs, $1,333,300 (31.7%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and $231,700 (5.5%) on the aggregate of (i) payment of commissions and account servicing fees to financial advisers ($72,900 or 1.7%), and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($158,800 or 3.8%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prusec and Prudential Securities in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales. Prior to August 1, 1994, the Class A and B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended February 28, 1995, Prudential
Securities received approximately $3,123,000 in contingent deferred sales charges attributable to the Class B shares.

    CLASS C PLAN. Prudential Securities receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the period from August 1, 1994 (inception of Class C shares) through February 28, 1995, Prudential Securities received $484 under the Class C Plan and $98 in contingent deferred sales charges attributable to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 13, 1995.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of shares of any class, all sales charges on shares of that class would be suspended.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the

SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or its affiliates in any transaction in which Prudential Securities or its affiliates act as principal. Thus, it will not deal in U.S. Government securities with Prudential Securities or its affiliates acting as market maker, and it will not execute a negotiated trade with Prudential or its affiliates if execution involves Prudential Securities or its affiliates acting as principal with respect to any part of the Fund's order.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or its affiliates, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended February 28, 1995, February 28, 1994 and February 29, 1993, the Fund paid no brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares), or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 4% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at February 28, 1995, the maximum offering price of the Fund's shares is as follows:

CLASS A
  Net asset value and redemption price per Class A share.............  $    8.59
  Maximum sales charge (4% of offering price)........................        .36
                                                                       ---------
  Offering price to public...........................................  $    8.95
                                                                       ---------
                                                                       ---------
CLASS B
  Net asset value, offering price and redemption price per Class B
    share*...........................................................  $    8.60
                                                                       ---------
                                                                       ---------
CLASS C
  Net asset value, offering price and redemption price per Class C
    share*...........................................................  $    8.60
                                                                       ---------
                                                                       ---------

------------
*  Class B and Class C shares are  subject to a contingent deferred sales charge
on   certain   redemptions.   See   "Shareholder   Guide--How   to   Sell   Your
Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or,  in the  case of a  trust, a  copy of the
                                               grantor's death certificate,  plus a copy  of
                                               the trust agreement identifying the grantor.
Disability--An  individual will be considered  A copy of the Social Security  Administration disabled  if he or she is unable to engage in  award letter or a letter from a physician  on any substantial gainful activity by reason of  the  physician's letterhead  stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust,  the impairment which can be expected to result in  grantor)  is permanently disabled. The letter
death  or   to  be   of  long-continued   and  must also indicate the date of disability.
indefinite duration.
Distribution  from an IRA or 403(b) Custodial  A copy  of  the distribution  form  from  the
Account                                        custodial  firm  indicating (i)  the  date of
                                               birth of the  shareholder and  (ii) that  the
                                               shareholder  is over age 59 1/2 and is taking
                                               a   normal   distribution--signed   by    the
                                               shareholder.
Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee  indicating  the reason
                                               for the distribution.
Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the  plan  administrator/trustee  on  company
                                               letterhead   indicating  the  amount  of  the
                                               excess and  whether or  not taxes  have  been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
        YEAR SINCE PURCHASE          -----------------------------------------------
           PAYMENT MADE               $500,001 TO $1 MILLION        OVER $1 MILLION
-----------------------------------  ------------------------       ----------------
First..............................             3.0%                        2.0%
Second.............................             2.0%                        1.0%
Third..............................             1.0%                        0%
Fourth and thereafter..............             0%                          0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the payment date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the payment date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets
       Prudential Tax-Free Money Fund

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market

Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C, respectively, shares of other funds without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $4,800 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2007, the cost of four years at a private college could reach $163,000 and over $97,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                           $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years....................................................   $     110    $     165    $     220    $     275
20 Years....................................................         176          264          352          440
15 Years....................................................         296          444          592          740
10 Years....................................................         555          833        1,110        1,388
 5 Years....................................................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------
(1) Source information concerning the costs of education at public universities is available from The College Board Annual Survey of Colleges, 1992. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees, room and board.

(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account values applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)
                  CONTRIBUTIONS           PERSONAL
                  MADE OVER:              SAVINGS       IRA
                  --------------------    --------    --------
                  10 years............    $ 26,165    $ 31,291
                  15 years............      44,675      58,649
                  20 years............      68,109      98,846
                  25 years............      97,780     157,909
                  30 years............     135,346     244,692

------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of each U.S. Government security for which quotations are available will be based on the valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Options on U.S. Government securities traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange. Futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade or, if there was no sale on such day, the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. As long as the Fund declares dividends daily, the net asset value of Class A, Class B and Class C shares will generally be the same. It is expected, however, that the dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    GENERAL. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies or other income, including, but not limited to, gains derived from options and futures on such securities or foreign currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). These requirements may limit the Fund's ability to engage in transactions involving options on securities, interest rate futures and options thereon.

    The Fund has received a private letter ruling from the Internal Revenue Service (IRS) to the effect that the Fund's investments in options on U.S. Government securities, in interest rate futures contracts and in options thereon will be treated as "securities" for purposes of the foregoing requirements for qualification under Subchapter M of the Internal Revenue Code.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

    Although the Fund does not receive interest payments on zero-coupon bonds in cash, it is required to accrue interest on such bonds for tax purposes. Accordingly, in order to meet the requirement that it distribute at least 90% of its net investment income and net short term gains earned in each taxable year, the Fund may have to liquidate securities or borrow money. To date, the Fund has not engaged in borrowing or liquidated securities solely or primarily for the purpose of meeting income distribution requirements attributable to investments in zero coupon bonds.

    The Fund has a capital loss carryforward for federal income tax purposes as of February 28, 1995 of approximately $140,517,000, of which $34,965,000 expires in 1998, $41,965,000 expires in 1999 and $63,587,000 expires in 2003.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. The Fund has received a private letter ruling from the IRS to the effect that a "deemed sale" of a security held for less than three months at the end of a tax year will not result in gain from the sale of securities held for less than three months for purposes of determining qualification of the Fund as a regulated investment company. To the extent that the Section 1256 contracts are considered to be part of a "designated hedge" with U.S. Government securities, pursuant to regulations to be promulgated under the Internal Revenue Code, the increases or decreases in the value of the Section 1256 contract would be netted with the increases or decreases in the U.S. Government securities for the purpose of determining gains from securities held for less than three months.

    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund is considered to hold a "mixed straddle". The Fund may elect whether to make a straddle-by-straddle identification of mixed straddles. By electing to identify its mixed straddles, the Fund can avoid the application of certain rules which could, in some circumstances, cause deferral or disallowance of losses, the change of long-term capital gains into short-term capital gains, or the change of short-term capital losses into long-term capital losses. Nevertheless, the Fund would be subject to the following rules.

    If the  Fund owns  a U.S.  Government security  and acquires  an  offsetting
Section 1256 contract in a transaction which the Fund elects to identify as a mixed straddle, the acquisition of the offsetting position will result in recognition of the unrealized gain or loss on the U.S. Government security. This gain or loss will be long-term or short-term depending on the holding period of the security at the time the mixed straddle is entered into. This recognition of unrealized gain or loss will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for such distributions. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains.

    The rules for determining whether gain or loss upon exercise, expiration or termination of an identified mixed straddle will be treated as long-term, short-term, or sixty percent long-term and forty percent short-term are complex. In general, which treatment applies will depend upon the order of disposition of the Section 1256 and the non-Section 1256 positions of a straddle and whether all or fewer than all of such positions are disposed of on any day.

    If the Fund does not elect to identify a mixed straddle, no recognition of gain or loss on the U.S. Government securities in the Fund's portfolio will result when the mixed straddle is entered into. However, any losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. A deferral or disallowance of recognition of a realized loss may result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    The Fund may also elect under Section 1256(d) of the Internal Revenue Code that the provisions of Section 1256 will not apply. In the case of such an election, the taxation of options on U.S. Government securities and the taxation of futures will be governed by provisions of the Internal Revenue Code dealing with taxation of capital assets generally.

    OTC OPTIONS. Non-listed options on U.S. Government securities (OTC options) are not Section 1256 contracts. If an OTC option written by the Fund on U.S. Government securities expires, the amount of the premium will be treated as short-term capital gain. If the option is terminated through a closing purchase transaction, the Fund will generally recognize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If U.S. Government securities are delivered by the Fund upon exercise of a written call option, or sold to the Fund upon exercise of a written put option, the premium received when the option was written will be treated as an addition to the proceeds received in the case of the call option, or a decrease in the cost basis of the security received in the case of a put option. The gain or loss realized on the exercise of a written call option will be long-term or short-term depending upon the holding period of the U.S. Government security delivered.

    The premium paid for a purchased put or call option is a capital expenditure, and loss will be realized on the expiration, and gain or loss will be realized upon the sale of, a put or call option. The characterization of the gain or loss as short-term or long-term will depend upon the holding period of the option. If U.S. Government securities are purchased by the Fund upon exercise of a purchased call option, or delivered by the Fund upon exercise of a purchased put option, the premium paid when the option was purchased will be treated as an addition to the basis of the securities purchased in the case of a call option, or as a decrease in the proceeds received for the securities delivered in the case of a put option.

    Losses realized on straddles which include a purchased put option, can, under certain circumstances, be subject to a number of tax rules which might defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. As noted above, a deferral or disallowance of recognition of realized loss can result in the Fund being required to distribute an amount greater than the Fund's net realized gains.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that the Fund is subject to the Pennsylvania foreign franchise and corporate net income tax. Accordingly, it is expected that Fund shares will be exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

    Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    The yield for the 30-day period ended February 28, 1995 for the Fund's Class A, Class B and Class C shares was 6.61%, 6.13% and 6.26%, respectively.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average   annual  return  takes  into  account  any  applicable  initial  or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for Class A shares for the one year, five year and five year and one month periods ended on February 28, 1995 was (3.20)%, 6.96% and 6.70%, respectively. The average annual total return with respect to the Class B shares of the Fund for the one, five and nine and three quarter year periods ended February 28, 1995 was (4.76)%, 6.85% and 7.75%, respectively. The inception to date total return for Class C shares for the seven month period ended February 28, 1995, was 1.75%.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year and five year and one month periods ended February 28, 1995 was .83%, 45.81% and 44.97%, respectively. The aggregate total return for Class B shares for the one, five and nine and three quarter year periods ended February 28, 1995 was .24%, 40.25% and 108.57%, respectively. The aggregate total return for Class C shares for the seven month period ended February 28, 1995 was 2.75%.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

A LOOK AT PERFORMANCE OVER THE LONG TERM (1926-1992)

                               AVERAGE ANNUAL
                                   RETURN
Common Stocks                               10.3
Long-Term Government Bonds                   4.8
Inflation                                               3.1

    (1)Source: Ibbotson Associates,  "Stocks, Bonds,  Bills and  Inflation--1993
Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended February 28, 1995, the Fund incurred fees of approximately $2,001,000 for the services of PMFS.

    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PRUDENTIAL GOVERNMENT INCOME FUND                   Portfolio of Investments
                                                           February 28, 1995


PRINCIPAL
 AMOUNT                                          VALUE
  (000)              DESCRIPTION                (NOTE 1)

             LONG-TERM INVESTMENTS--95.2%
             U.S. GOVERNMENT AGENCY
               SECURITIES--46.9%
             Federal Home Loan Mortgage
               Corp.,
$ 81,913       8.00%, 1/01/22 - 9/01/24...  $   81,401,413
  50,000       8.20%, 1/16/98.............      51,187,500
   7,821       8.50%, 6/01/07 - 4/01/20...       7,888,122
   3,993       11.50%, 10/01/19...........       4,302,276
             Federal National Mortgage
               Assoc.,
               6.50%, 10/01/23 -
  25,525       6/01/24....................      23,370,929
               7.00%, 11/01/23 -
  55,769#      5/01/24....................      52,631,903
  89,285       7.50%, 5/01/07 - 3/01/25...      87,487,955
  20,000       7.93%, 2/14/25.............      19,801,600
  55,000       8.50%, 6/01/17 - 3/01/25...      55,691,196
             Trust 1991 G-37 Class C,
      42       (I/O*).....................         379,303
             Government National Mortgage Assoc.,
               6.50%, 5/15/23 -
  58,718       10/15/24...................      53,084,682
               7.00%, 2/15/09 -
  72,648       11/15/24...................      68,039,509
   3,718       7.25%, 7/15/23.............       3,452,263
  35,152       7.50%, 5/15/02 - 2/15/25...      34,000,816
  48,397       8.00%, 7/15/16 - 3/15/24...      48,485,100
      57       8.50%, 5/15/22 - 2/15/25...          58,328
  96,512       9.00%, 4/15/01 - 1/15/17...     100,712,486
               9.50%, 7/15/16 -
  31,392       12/15/17...................      33,256,201
             Government National Mortgage Assoc. II,
   6,689       9.50%, 5/20/18 - 8/20/21...       6,977,674
             Resolution Funding Corp.,
  50,000       Zero Coupon, 7/15/20.......       6,932,000
                                            --------------
             Total U.S. Government
               Agency Securities (cost
               $738,288,900)..............     739,141,256
                                            --------------
             U.S. GOVERNMENT OBLIGATIONS--45.3%
             United States Treasury
               Bonds,
$  1,400       7.625%, 2/15/25............  $    1,427,566
 104,500       11.25%, 2/15/15............     143,834,845
  68,000       12.00%, 8/15/13............      93,542,160
  50,000       12.50%, 8/15/14............      71,765,500
 111,500+      14.00%, 11/15/11...........     168,591,345
             United States Treasury
               Notes,
  50,000+      6.00%, 11/30/97............      48,898,500
  20,000       7.375%, 5/15/96............      20,168,800
  45,000       7.50%, 2/15/05.............      45,900,000
  75,000+      8.25%, 7/15/98.............      77,883,000
             United States Treasury
               Strips,
  37,600       Zero Coupon, 5/15/15.......       6,780,784
  37,600       Zero Coupon, 5/15/16.......       6,235,960
 200,000       Zero Coupon, 5/15/20.......      29,384,000
                                            --------------
             Total U.S. Government
               Obligations
               (cost $716,957,042)........     714,412,460
                                            --------------
             ASSET-BACKED SECURITIES--2.6%
             Standard Credit Card Master
               Trust I,
               Series 1995 -1A, 8.25%,
               1/07/07
  40,000       (cost $40,312,500).........      41,381,250
                                            --------------
             ADJUSTABLE RATE MORTGAGE
               PASS-THROUGHS--0.4%
             Ryland Mortgage Securities Corporation,
               Mortgage Participation Securities,
               Series 1993-3, Class A-3,
               7.199%, 9/25/24
   5,948       (cost $6,066,583)..........       5,893,742
                                            --------------
             Total long-term investments
               (cost $1,501,625,025)......   1,500,828,708
                                            --------------

                                            See Notes to Financial Statements.

PRUDENTIAL GOVERNMENT INCOME FUND

Principal
 Amount                                        Value
  (000)              Description              (Note 1)
             SHORT-TERM INVESTMENTS--8.5%
             TIME DEPOSIT--5.0%
             Fuji Bank Chicago,
               6.125%, 3/01/95
$ 78,465       (cost $78,465,000).......  $   78,465,000
                                          --------------
             REPURCHASE AGREEMENT++--1.6%
             First Boston Corp.,
               6.00%, dated 2/28/95, due
               3/07/95 in the amount of
               $25,644,640
               (cost $25,632,000; the
               value of collateral
               including accrued
               interest is
  25,632       $26,242,803).............      25,632,000
                                          --------------
             U.S. GOVERNMENT OBLIGATION--1.3%
             United States Treasury
               Note,
               11.25%, 5/15/95
  20,000       (cost $20,209,400).......      20,209,400
                                          --------------
             COMMERCIAL PAPER--0.6%
             Societe General,
               6.00%, 3/01/95
  10,000       (cost $10,000,000).......      10,000,000
                                          --------------
             Total short-term
               investments
               (cost $134,306,400)......     134,306,400
                                          --------------
             TOTAL INVESTMENTS--103.7%
               (cost $1,635,931,425;
               Note 4)..................   1,635,135,108
             Liabilities in excess of
               other assets--(3.7%).....     (58,054,181)
                                          --------------
             NET ASSETS--100%...........  $1,577,080,927
                                          --------------
                                          --------------

---------------
I/O--Interest Only.
 * REMIC--Real Estate Mortgage Investment Conduit.
 # Mortgage dollar roll, see Note 1.
 + Partial principal amount pledged as collateral for mortgage dollar roll. ++ Repurchase agreements are collateralized by U.S. Treasury obligations.


                                            See Notes to Financial Statements.

 PRUDENTIAL GOVERNMENT INCOME FUND
 STATEMENT OF ASSETS AND LIABILITIES


ASSETS                                                                                    FEBRUARY 28, 1995
                                                                                          -----------------
Investments, at value (cost $1,635,931,425)............................................    $ 1,635,135,108
Receivable for investments sold........................................................         97,713,112
Interest receivable....................................................................         13,915,597
Receivable for Fund shares sold........................................................            534,129
Deferred expenses and other assets.....................................................            180,382
                                                                                          -----------------
  Total assets.........................................................................      1,747,478,328
                                                                                          -----------------
LIABILITIES
Payable for investments purchased......................................................        114,269,978
Payable for dollar roll................................................................         45,859,375
Payable for Fund shares reacquired.....................................................          6,275,706
Accrued expenses and other liabilities.................................................          2,049,764
Distribution fee payable...............................................................            654,264
Dividends payable......................................................................            647,828
Management fee payable.................................................................            640,486
                                                                                          -----------------
  Total liabilities....................................................................        170,397,401
                                                                                          -----------------
NET ASSETS.............................................................................    $ 1,577,080,927
                                                                                          -----------------
                                                                                          -----------------
Net assets were comprised of:
  Common stock, at par.................................................................    $     1,835,209
  Paid-in capital in excess of par.....................................................      1,749,373,598
                                                                                          -----------------
                                                                                             1,751,208,807
  Accumulated net realized losses on investments.......................................       (173,331,563)
  Net unrealized depreciation on investments...........................................           (796,317)
                                                                                          -----------------
    Net assets at February 28, 1995....................................................    $ 1,577,080,927
                                                                                          -----------------
                                                                                          -----------------
Class A:
  Net asset value and redemption price per share
    ($871,145,036 / 101,406,826 shares of common stock issued and outstanding).........              $8.59
  Maximum sales charge (4.0% of offering price)........................................                .36
                                                                                                     ------
  Maximum offering price to public.....................................................              $8.95
                                                                                                     ------
                                                                                                     ------
Class B:
  Net asset value, offering price and redemption price per share
    ($705,731,938 / 82,090,371 shares of common stock issued and outstanding)..........              $8.60
                                                                                                     ------
                                                                                                     ------
Class C:
  Net asset value, offering price and redemption price per share
    ($203,953 / 23,721 shares of common stock issued and outstanding)..................              $8.60
                                                                                                     ------
                                                                                                     ------

See Notes to Financial Statements.

 PRUDENTIAL GOVERNMENT INCOME FUND
 STATEMENT OF OPERATIONS


                                         YEAR ENDED
                                        FEBRUARY 28,
NET INVESTMENT INCOME                       1995
                                       --------------
Income
  Interest (net of swap interest
    expense of $150,865)............   $  143,837,354
  Income from securities
    loaned-net......................           71,213
                                       --------------
                                          143,908,567
                                       --------------
Expenses
  Distribution fee--Class A.........          143,341
  Distribution fee--Class B.........       14,862,736
  Distribution fee--Class C.........              484
  Management fee....................        9,155,193
  Transfer agent's fees and
    expenses........................        2,492,000
  Custodian's fees and expenses.....        1,430,000
  Reports to shareholders...........          700,000
  Franchise taxes...................          545,000
  Registration fees.................           80,000
  Legal fees........................           63,000
  Insurance expense.................           60,000
  Audit fee.........................           58,000
  Directors' fees...................           48,000
  Miscellaneous.....................           47,263
                                       --------------
    Total expenses..................       29,685,017
                                       --------------
Net investment income...............      114,223,550
                                       --------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss):
  Investment transactions...........      (95,352,332)
  Interest rate swap transaction....          761,247
  Written option transactions.......          697,656
                                       --------------
                                          (93,893,429)
                                       --------------
Net change in unrealized
  appreciation/depreciation:
  Investments.......................      (40,180,178)
  Interest rate swap................          709,355
                                       --------------
                                          (39,470,823)
                                       --------------
Net loss on investments.............     (133,364,252)
                                       --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS...........   $  (19,140,702)
                                       --------------
                                       --------------

See Notes to Financial Statements.



 PRUDENTIAL GOVERNMENT INCOME FUND
 STATEMENT OF CHANGES IN NET ASSETS

                             YEAR ENDED FEBRUARY 28,
INCREASE (DECREASE)      -------------------------------
IN NET ASSETS                 1995             1994
                         --------------   --------------
Operations
  Net investment
    income.............  $  114,223,550   $  143,951,352
  Net realized gain
    (loss) on
    investment
    transactions.......     (93,893,429)      73,862,182
  Net change in
    unrealized
    appreciation on
    investments........     (39,470,823)    (137,565,425)
                         --------------   --------------
  Net increase
    (decrease) in net
    assets resulting
    from operations....     (19,140,702)      80,248,109
                         --------------   --------------
Dividends and distributions (Note 1)
  Dividends to shareholders from
    net investment income
    Class A............      (7,117,500)      (3,625,302)
    Class B............    (107,101,716)    (140,326,050)
    Class C............          (4,334)              --
                         --------------   --------------
                           (114,223,550)    (143,951,352)
                         --------------   --------------
  Distributions to
    shareholders in
    excess of capital
    gains
    Class A............              --         (132,529)
    Class B............              --       (5,651,138)
                         --------------   --------------
                                     --       (5,783,667)
                         --------------   --------------
Fund share transactions
  (net of share
  conversions) (Note 5)
  Net proceeds from
    shares
    subscribed.........      79,769,541      238,679,715
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions......      64,092,911       83,988,251
  Cost of shares
    reacquired.........    (687,645,132)    (740,509,270)
                         --------------   --------------
  Decrease in net
    assets from Fund
    share
    transactions.......    (543,782,680)    (417,841,304)
                         --------------   --------------
Total decrease.........    (677,146,932)    (487,328,214)
NET ASSETS
Beginning of year......   2,254,227,859    2,741,556,073
                         --------------   --------------
End of year............  $1,577,080,927   $2,254,227,859
                         --------------   --------------
                         --------------   --------------

See Notes to Financial Statements.

 PRUDENTIAL GOVERNMENT INCOME FUND
 NOTES TO FINANCIAL STATEMENTS

   Prudential Government Income Fund, formerly known as Prudential Government Plus Fund, (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Investment operations commenced on April 22, 1985.

   The Fund's investment objective is to seek a high current return. The Fund will seek to achieve this objective by investing primarily in U.S. Government and agency securities and writing and purchasing put and call options and net gains from closing purchase and sale transactions.

NOTE 1. ACCOUNTING            The following is a summary
POLICIES                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.

SECURITY VALUATION: The Fund values portfolio securities on the basis of current market quotations provided by dealers or by a pricing service approved by the Board of Directors, which uses information such as quotations from dealers, market transactions in comparable securities, various relationships between securities and calculations on yield to maturity in determining values. Options and financial futures contracts listed on exchanges are valued at their closing price on the applicable exchange. When market quotations are not readily available, a security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INTEREST RATE SWAP: An interest rate swap is an agreement between two parties in which each party commits to make periodic interest payments to the other based on a notional principal amount for a specified time period, E.G., an exchange of floating rate payments for fixed rate payments. Interest rate swaps were conceived as asset/liability management tools. Interest rate swaps only involve the accrual and exchange of interest payments between the parties and do not involve the exchange or payment of the contracted notional principal amount. The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

   During the term of a swap, changes in the value of the swap are recognized as unrealized gains or losses by ``marking-to-market'' to reflect the market value of the swap. Interest income is accrued or charged based upon the prevailing terms of the swap. When a swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. There were no interest rate swaps outstanding as of February 28, 1995.

OPTION WRITING: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. As of February 28, 1995, the Fund did not have any open written options.

DOLLAR ROLLS: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as interest income. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, in respect of dollar rolls.

SECURITIES LENDING: The Fund may lend its U.S. Government securities to broker-dealers or government securities dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. There were no loans outstanding as of February 28, 1995.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.


NOTE 2. AGREEMENTS            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $3 billion and .35 of 1% of the average daily net assets of the Fund in excess of $3 billion.

   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. ("PMFD"), who acts as the distributor of the Class A shares of the Fund and Prudential Securities Incorporated ("PSI"), who acts as distributor of the Class B and Class C shares of the Fund (collectively the "Distributors"). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans") regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

   On July 19, 1994, shareholders of the Fund approved amendments to the Class A and Class B distribution plans under which the distribution plans became compensation plans, effective August 1, 1994. Prior thereto, the distribution plans were reimbursement plans, under which PMFD and PSI were reimbursed for expenses actually incurred by them up to the amount permitted under the Class A and Class B Plans, respectively. The Fund is not obligated to pay any prior or future excess distribution costs (costs incurred by the Distributors in excess of distribution fees paid by the Fund or contingent deferred sales charges received by the Distributors). The Fund began offering Class C shares on August 1, 1994.

   Pursuant to the Class A Plan, the Fund compensates PMFD for its expenses with respect to Class A shares, at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of the Class A shares for the year ended February 28, 1995.

   Pursuant to the Class B Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class B shares at an annual rate of up to 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class B shares. Prior to August 1, 1994, such expenses under Class B Plan were charged at an effective rate of .90 of 1% of average daily net assets. Beginning August 1, 1994, the effective rate was reduced to
 .825 of 1% of the average daily net assets of Class B shares.

   Pursuant to the Class C Plan, the Fund compensates PSI for its distribution-related expenses with respect to Class C shares at an annual rate of up to .825 of 1% of the average daily net assets up to $3 billion, .80 of 1% of the next $1 billion of such net assets and .50 of 1% over $4 billion of the average daily net assets of the Class C shares. Such expenses under Class C Plan were charged at an effective rate of .75 of 1% of average daily net assets.

   PMFD has advised the Fund that it has received approximately $196,000 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 1995. From these fees, PMFD paid such sales charges to dealers which in turn paid commissions to salespersons.

   PSI has advised the Fund that for the year ended February 28, 1995 it received approximately $3,123,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER                 Prudential Mutual Fund Ser-
TRANSACTIONS                  vices, Inc. ("PMFS"), a
WITH AFFILIATES               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended February 28, 1995, the Fund incurred fees of approximately $2,001,000 for the services of PMFS. As of February 28, 1995, approximately $158,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.

NOTE 4. PORTFOLIO             Purchases and sales of invest-
SECURITIES                    ment securities, other than
                              short-term investments, for the year ended
February 28, 1995, were $3,607,229,712 and $4,217,994,778, respectively.

   The federal income tax cost basis of the Fund's investments, at February 28, 1995 was the same as for book purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $796,317 (gross unrealized appreciation-$16,594,213; gross unrealized depreciation-
$17,390,530).

   The Fund had a capital loss carryforward as of February 28, 1995 of approximately $140,517,000 of which $34,965,000 expires in 1998, $41,965,000 expires in 1999 and $63,587,000 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Transactions in written options during the year ended February 28, 1995 were as follows:

                                   NUMBER OF
                                   CONTRACTS      PREMIUMS
                                     (000)        RECEIVED
                                  -----------   ------------
Options written                         2,601   $  2,222,656
Options terminated in closing
  purchase transactions.........       (2,601)    (2,222,656)
                                  -----------   ------------
Options outstanding at February
  28, 1995......................            0   $          0
                                  -----------   ------------
                                  -----------   ------------

   The average monthly balance of dollar rolls outstanding during the year ended February 28, 1995 was approximately $77,787,000. The amount of dollar rolls outstanding at February 28, 1995 was $45,859,375, which was 2.62% of total assets.

NOTE 5. CAPITAL               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 4.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Commencing in February 1995, Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

   There are 2 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, B and Class C common stock, each of which consists of 666,666,666.67 authorized shares.

   Transactions in shares of common stock were as follows:


Class A                          SHARES          AMOUNT
-------                       ------------   ---------------

Year ended February 28,
  1995:
Shares sold.................     1,650,843   $    14,143,438
Shares issued in
  reinvestment of
  dividends.................       517,170         4,416,369
Shares reacquired...........    (3,871,087)      (33,161,047)
                              ------------   ---------------
Net decrease in shares out-
  standing before
  conversion................    (1,703,074)      (14,601,240)
Shares sold upon conversion
  from Class B..............    97,449,952       825,401,064
                              ------------   ---------------
Net increase in shares
  outstanding...............    95,746,878   $   810,799,824
                              ------------   ---------------
                              ------------   ---------------
Year ended February 28,
  1994:
Shares sold.................     2,311,175   $    21,702,798
Shares issued in
  reinvestment of dividends
  and distributions.........       284,558         2,664,856
Shares reacquired...........    (3,453,736)      (32,339,525)
                              ------------   ---------------
Net decrease in shares
  outstanding...............      (858,003)  $    (7,971,871)
                              ------------   ---------------
                              ------------   ---------------


Class B                          SHARES          AMOUNT
-------                       ------------   ---------------

Year ended February 28,
  1995:
Shares sold.................     7,582,662   $    65,420,737
Shares issued in
  reinvestment of
  dividends.................     5,979,498        59,672,362
Shares reacquired...........   (75,332,177)     (654,474,203)
                              ------------   ---------------
Net decrease in shares out-
  standing before
  conversion................   (61,770,017)     (529,381,104)
Shares reacquired upon con-
  version into Class A......   (97,449,952)     (825,401,064)
                              ------------   ---------------
Net decrease in shares
  outstanding...............  (159,219,969)  $(1,354,782,168)
                              ------------   ---------------
                              ------------   ---------------
Year ended February 28,
  1994:
Shares sold.................    23,072,579   $   216,976,917
Shares issued in
  reinvestment of dividends
  and distributions.........     8,684,229        81,323,395
Shares reacquired...........   (75,476,876)     (708,169,745)
                              ------------   ---------------
Net decrease in shares
  outstanding...............   (43,720,068)  $  (409,869,433)
                              ------------   ---------------
                              ------------   ---------------


Class C
-------

August 1, 1994* through
  February 28, 1995:
Shares sold.................        24,418   $       205,366
Shares issued in
  reinvestment of
  dividends.................           498             4,180
Shares reacquired...........        (1,195)           (9,882)
                              ------------   ---------------
Net increase in shares
  outstanding...............        23,721   $       199,664
                              ------------   ---------------
                              ------------   ---------------

---------------
* Commencement of offering of Class C shares.


 PRUDENTIAL GOVERNMENT INCOME FUND
 FINANCIAL HIGHLIGHTS


                                            CLASS A                                             CLASS B
                        ------------------------------------------------   -------------------------------------------------
                                  YEARS ENDED FEBRUARY 28/29,                         YEARS ENDED FEBRUARY 28/29,
                        ------------------------------------------------   -------------------------------------------------
                          1995      1994      1993      1992      1991        1995         1994         1993         1992
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------

PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of
  period.............   $   9.13   $  9.40   $  9.17   $  9.02   $  9.00   $     9.13   $     9.40   $     9.17   $     9.02
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income.............       0.59      0.61      0.66      0.68      0.69         0.53         0.53         0.58         0.60
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.......      (0.54)    (0.25)     0.35      0.37      0.26        (0.53)       (0.25)        0.35         0.37
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
  Total from
    investment
    operations.......       0.05      0.36      1.01      1.05      0.95           --         0.28         0.93         0.97
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income.............      (0.59)    (0.61)    (0.66)    (0.68)    (0.69)       (0.53)       (0.53)       (0.58)       (0.60)
Distributions in
  excess of
  accumulated
  gains..............         --     (0.02)       --        --        --           --        (0.02)          --           --
Distributions from
  paid-in capital in
  excess of par......         --        --     (0.12)    (0.22)    (0.24)          --           --        (0.12)       (0.22)
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
  Total
    distributions....      (0.59)    (0.63)    (0.78)    (0.90)    (0.93)       (0.53)       (0.55)       (0.70)       (0.82)
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
Net asset value, end
  of period..........   $   8.59   $  9.13   $  9.40   $  9.17   $  9.02   $     8.60   $     9.13   $     9.40   $     9.17
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------
                        --------   -------   -------   -------   -------   ----------   ----------   ----------   ----------

TOTAL RETURN#:.......        .83%     3.90%    11.55%    12.18%    11.21%         .24%        3.03%       10.61%       11.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000).......   $871,145   $51,673   $61,297   $33,181   $28,971   $  705,732   $2,202,555   $2,680,259   $2,724,428
Average net assets
  (000)..............   $ 95,560   $55,921   $46,812   $29,534   $23,428   $1,735,413   $2,487,990   $2,670,924   $2,903,704
Ratios to average net
  assets:##
  Expenses, including
    distribution
    fees.............       0.98%     0.84%     0.84%     0.86%     0.85%        1.66%        1.68%        1.69%        1.71%
  Expenses, excluding
    distribution
    fees.............       0.83%     0.69%     0.69%     0.71%     0.70%        0.80%        0.69%        0.69%        0.71%
  Net investment
    income...........       7.45%     6.48%     7.17%     7.51%     7.76%        6.17%        5.64%        6.32%        6.66%
Portfolio turnover
  rate...............        206%       80%       36%      187%      213%         206%          80%          36%         187%


                                      CLASS C
                                    ------------
                                     AUGUST 1,
                                       1994+
                                      THROUGH
                                    FEBRUARY 28,
                          1991          1995
                       ----------   ------------

PER SHARE OPERATING PERFORMANCE:
Net asset value,
  beginning of
  period.............  $     9.00      $ 8.69
                       ----------      ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income.............        0.62        0.31
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.......        0.26       (0.09)
                       ----------      ------
  Total from
    investment
    operations.......        0.88        0.22
                                       ------
                       ----------
LESS DISTRIBUTIONS
Dividends from net
  investment
  income.............       (0.62)      (0.31)
Distributions in
  excess of
  accumulated
  gains..............          --          --
Distributions from
  paid-in capital in
  excess of par......       (0.24)         --
                       ----------      ------
  Total
    distributions....       (0.86)      (0.31)
                       ----------      ------
Net asset value, end
  of period..........  $     9.02      $ 8.60
                       ----------      ------
                       ----------      ------
TOTAL RETURN#:.......       10.35%       2.75%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period (000).......  $3,127,587      $  204
Average net assets
  (000)..............  $3,432,948      $  111
Ratios to average net
  assets:##
  Expenses, including
    distribution
    fees.............        1.67%       1.63%*
  Expenses, excluding
    distribution
    fees.............        0.70%       0.88%*
  Net investment
    income...........        6.94%       6.69%*
Portfolio turnover
  rate...............         213%        206%

---------------
   + Commencement of offering of Class C shares.
   * Annualized.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
  ## Because of the events referred to in + and the timing of such, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.



See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT



The Shareholders and Board of Directors
Prudential Government Income Fund Inc.

   We have audited the accompanying statement of assets and liabilities of Prudential Government Income Fund Inc. (formerly Prudential Government Plus Fund Inc.), including the portfolio of investments, as of February 28, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 28, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Government Income Fund, Inc. as of February 28, 1995, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
New York, New York
April 13, 1995



                            IMPORTANCE NOTICE FOR
                             CERTAIN SHAREHOLDERS


   We are required by Massachusetts and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 48.4% of the dividends paid by Prudential Government Income Fund qualify for such deduction.

   For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

                            Prudential Mutual Funds
                        Supplement dated August 1, 1995

         The following information supplements the Statement of Additional
                 Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.

    Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to taxable fixed-income obligations, credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.

    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of Prudential Municipal Series Fund. He has been in the investment business since 1978.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, or television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

SHAREHOLDER INVESTMENT ACCOUNT

Mutual Fund Programs

    From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.
Asset Allocation

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX--PORTFOLIO MANAGERS

    The following information supplements only the Statement of Additional Information of the captioned Fund.

Prudential High Yield Fund, Inc.

    According to data provided by Lipper Analytical Services, Inc., Prudential High Yield Fund, Inc. is among the oldest and largest U.S. mutual funds in the high current yield category of taxable fixed-income funds. Lars Berkman has served as the Fund's portfolio manager since 1991. In managing the Fund, he seeks to identify well priced, high yield securities consistent with the Fund's investment objective. Mr. Berkman is assisted by a team of credit analysts who analyze corporate cash flows, sales, earnings and management trends.

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.

    Barbara Kenworthy serves as the portfolio manager of Prudential Diversified Bond Fund, Inc. and Prudential Government Income Fund, Inc. and has 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield quality bonds. Ms. Kenworthy actively manages each Fund's portfolio according to the investment adviser's interest rate outlook. Consistent with each Fund's investment objective and policies, she will, at times, invest in different sectors of the fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates, supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds she believes provide the best value under those conditions. The portfolio manager is assisted by two credit analysis teams, one that specializes in investment grade bonds and one that specializes in high yield bonds.

Prudential Municipal Series Fund
     (Arizona Series) (Ohio Series) and (Hawaii Income Series)
Prudential California Municipal Fund
     (California Series) and (California Income Series)

    Christian Smith serves as the portfolio manager of the Arizona Series, Ohio Series and Hawaii Income Series of Prudential Municipal Series Fund and the California Series and California Income Series of Prudential California Municipal Fund. Consistent with each Series' investment objective and policies, Mr. Smith seeks to invest in bonds with attractive yields and good relative value in the municipal market. He makes use of Prudential's quantitative and market analysis tools to structure the portfolios and seeks to achieve an allocation among different sectors, coupons and maturities to achieve each Series' investment goals. The portfolio manager also seeks bonds with a high level of call protection.

APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY
                       (Value of $1 invested on 12/31/25)

                                  [Line Graph]


Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                                                                                                            YTD
                                            '87       '88       '89       '90       '91       '92       '93       '94      5/95
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT TREASURY BONDS(1)           2.0%      7.0%     14.4%      8.5%     15.3%      7.2%     10.7%     (3.4)%    10.3%
--------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE SECURITIES(2)      4.3%      8.7%     15.4%     10.7%     15.7%      7.0%      6.8%     (1.6)%    10.1%
--------------------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS(3)                          2.6%      9.2%     14.1%      7.1%     18.5%      8.7%     12.2%     (3.9)%    12.8%
--------------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD CORPORATE BONDS(4)          5.0%     12.5%      0.8%     (9.6)%    46.2%     15.8%     17.1%     (1.0)%    11.7%
--------------------------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT BONDS(5)                  35.2%      2.3%     (3.4)%    15.3%     16.2%      4.8%     15.1%      6.0%     19.4%
--------------------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT                  33.2      10.2      18.8      24.9      30.9      11.0      10.3       9.9       9.3
--------------------------------------------------------------------------------------------------------------------------------


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)

[Line Chart]

---------------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

            Name of Fund                                                 Statement Date
            Prudential California Municipal Fund
               California Income Series                                  December 30, 1994
               California Series                                         December 30, 1994
            Prudential Diversified Bond Fund, Inc.                       January 3, 1995
                                                                         (as supplemented on June 20, 1995)
            Prudential GNMA Fund, Inc.                                   March 2, 1995
            Prudential Government Income Fund, Inc.                      May 1, 1995
            Prudential High Yield Fund, Inc.                             February 28, 1995
            Prudential Intermediate Global Income Fund, Inc.             March 2, 1995
            Prudential Municipal Bond Fund                               June 30, 1995
               Insured Series
               High Yield Series
               Intermediate Series
            Prudential Municipal Series Fund
               Arizona Series                                            December 30, 1994
               Florida Series                                            December 30, 1994
               Georgia Series                                            December 30, 1994
               Hawaii Income Series                                      December 30, 1994
               Maryland Series                                           December 30, 1994
               Massachusetts Series                                      December 30, 1994
               Michigan Series                                           December 30, 1994
               Minnesota Series                                          December 30, 1994
               New Jersey Series                                         December 30, 1994
               New York Series                                           December 30, 1994
               North Carolina Series                                     December 30, 1994
               Ohio Series                                               December 30, 1994
               Pennsylvania Series                                       December 30, 1994
            Prudential National Municipals Fund, Inc.                    February 28, 1995
            Prudential Short Term Global Income Fund, Inc.
               Global Assets Portfolio                                   January 3, 1995
               Short-Term Global Income Portfolio                        January 3, 1995
            Prudential Structured Maturity Fund, Inc.                    March 1, 1995
               Income Portfolio
            Prudential U. S. Government Fund                             January 3, 1995

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide --more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
Prudential Allocation Fund                                                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                                                December 30, 1994
  California Series                                                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                                                    January 3, 1995
Prudential Equity Fund, Inc.                                                              February 28, 1995
Prudential Equity Income Fund                                                             December 30, 1994
Prudential Europe Growth Fund, Inc.                                                       June 30, 1995
Prudential Global Fund, Inc.                                                              January 3, 1995
Prudential Global Genesis Fund, Inc.                                                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.                                            July 31, 1995
Prudential Government Income Fund, Inc.                                                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                                                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                                                  February 1, 1995
Prudential High Yield Fund, Inc.                                                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.                                          March 2, 1995
Prudential Mortgage Income Fund, Inc.                                                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                                                        June 30, 1995
Prudential Municipal Bond Fund                                                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                                                          December 30, 1994
  Florida Series                                                                          December 30, 1994
  Georgia Series                                                                          December 30, 1994
  Hawaii Income Series                                                                    March 30, 1995
  Maryland Series                                                                         December 30, 1994
  Massachusetts Series                                                                    December 30, 1994
  Michigan Series                                                                         December 30, 1994
  Minnesota Series                                                                        December 30, 1994
  New Jersey Series                                                                       December 30, 1994
  New York Series                                                                         December 30, 1994
  North Carolina Series                                                                   December 30, 1994
  Ohio Series                                                                             December 30, 1994
  Pennsylvania Series                                                                     December 30, 1994
Prudential National Municipals Fund, Inc.                                                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                                                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                                                 January 3, 1995
  Short-Term Global Income Portfolio                                                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                                                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                                                          January 3, 1995
Prudential Utility Fund, Inc.                                                             March 1, 1995

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) FINANCIAL STATEMENTS:

      (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:


           Financial Highlights for each of the years since inception in the period ended February 28, 1995 (audited) and the six months ended August 31, 1995 (unaudited).


      (2) Financial   statements  included   in  the   Statement  of  Additional
          Information constituting Part B of this Registration Statement:


           Portfolio of Investments at February 28, 1995 (audited) and August 31, 1995 (unaudited).



           Statement of Assets and Liabilities at February 28, 1995 (audited) and August 31, 1995 (unaudited).



           Statement of Operations for the year ended February 28, 1995 (audited) and the six months ended August 31, 1995 (unaudited).



           Statement of Changes in Net Assets for the year ended February 28, 1995 (audited) and the six months ended August 31, 1995 (unaudited).


           Notes to Financial Statements.


           Financial Highlights with respect to the five-year period ended February 28, 1995 (audited) and the six months ended August 31, 1995 (unaudited).


           Independent Auditors' Report.

    (b) EXHIBITS:


      1.   (a)  Articles  of  Incorporation   of  Registrant,  incorporated   by
           reference  to Exhibit No. 1(a) to  Registration Statement on Form N-1
           (File No. 2-82976).
           (b) Articles  of  Amendment filed  January  3, 1985  with  the  State
           Department  of Assessments and Taxation  of Maryland, incorporated by reference to Exhibit No.  1(b) to Post-Effective  Amendment No. 2  to
           Registration Statement on Form N-1A (File No. 2-82976).
           (c)  Amendment to Articles of Incorporation of Registrant filed March
           7, 1986  with the  State Department  of Assessments  and Taxation  of
           Maryland,   incorporated  by   reference  to  Exhibit   No.  1(c)  to
           Post-Effective Amendment No. 4 to Registration Statement on Form N-1A
           (File No. 2-82976).
           (d) Amendments to Articles of  Incorporation of the Registrant  filed on  January 17,  1990, incorporated by  reference to  Exhibit 1(d) to
           Post-Effective Amendment  No. 10  to Registration  Statement on  Form
           N-1A (File No. 2-82976).
           (e)  Amended Articles of Incorporation,  incorporated by reference to
           Exhibit 1(e)  to  Post-Effective  Amendment No.  18  to  Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.
           (f)  Form  of  Restated Articles  of  Incorporation,  incorporated by reference to  Exhibit  1(f) to  Post-Effective  Amendment No.  18  to
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.
      2.   Amended and  Restated  By-laws  of the  Registrant,  incorporated  by reference  to  Exhibit  2  to  Post-Effective  Amendment  No.  15  to
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
      3.   Not applicable.
      4.   Instruments  defining rights of holders  of securities being offered, incorporated by reference  to Exhibit 4  to Post-Effective  Amendment
           No.  15 to  Registration Statement  on Form  N-1A (File  No. 2-82976)
           filed via EDGAR.
      5.   (a) Management Agreement between the Registrant and Prudential Mutual
           Fund Management, Inc, incorporated by  reference to Exhibit No.  5(b)
           to  Post-Effective Amendment No. 6  to Registration Statement on Form
           N-1A (File No. 2-82976).

           (b) Subadvisory Agreement between Prudential Mutual Fund  Management,
           Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 6 to
           Registration Statement on Form N-1A (File No. 2-82976).

      6.   (a)  Distribution Agreement  with respect  to Class  A shares between
           Registrant   and   Prudential   Mutual   Fund   Distributors,   Inc.,
           incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
           No.  18 to the Registration Statement on Form N-1A (File No. 2-82976)
           filed via EDGAR.

           (b) Distribution Agreement with respect to Class B shares between Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 18 to the
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

           (c) Distribution Agreement with respect to Class C shares between Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

           (d) Dealer Agreement between Prudential-Bache Securities Inc. and dealer or dealers to be determined, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 2 to Registration
           Statement on Form N-1A (File No. 2-82976).

           (e) Form of Distribution Agreement for Class Z shares.*

      7.   Not Applicable.

      8.   (a)  Revised  Custodian Agreement  between  the Registrant  and State
           Street Bank and Trust Company,  incorporated by reference to  Exhibit
           No. 8(d) to Post-Effective Amendment No. 11 to Registration Statement on Form N-1A (File No. 2-82976).

           (b) Special Custody Agreement among the Registrant, State Street Bank and Trust Company, and Goldman, Sachs & Co., incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 2 to
           Registration Statement on Form N-1A (File No. 2-82976).

           (c)  Customer Agreement between  the Registrant and  Goldman, Sachs &
           Co., incorporated by reference to Exhibit No. 8(c) to  Post-Effective
           Amendment  No. 2 to the Registration Statement on Form N-1A (File No.
           2-82976).

           (d) Form of Amendment to Revised Custodian Agreement.*

      9.   Transfer Agency  Agreement  between  the  Registrant  and  Prudential
           Mutual  Fund Services, Inc., incorporated by reference to Exhibit No.
           9 to Post-Effective Amendment No. 6 to Registration Statement on Form
           N-1A (File No. 2-82976).

      10. (a) Opinion and Consent incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A
           (File No. 2-82976).

           (b)  Opinion  and Consent  of Counsel,  incorporated by  reference to
           Exhibit 10(b) to Post-Effective Amendment No. 18 to the  Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.

      11.  Consent of Independent Accountants.*

      12.  Not Applicable.

      13.  Purchase  Agreement, incorporated by  reference to Exhibit  No. 13 to
           Post-Effective Amendment No. 2 to Registration Statement on Form N-1A
           (File No. 2-82976).

      14.  Not Applicable.

      15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 18 to the
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

           (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 18 to the
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

           (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 18 to
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

      16. (a) Schedule of computation of performance (Class A), incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 14 to the
           Registration Statement on Form N-1A (File No. 2-82976).

           (b) Schedule of computation of performance (Class B), incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 14 to the
           Registration Statement on Form N-1A (File No. 2-82976).

           (c) Schedule of computation of performance (Class C), incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 18 to
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.

      17.  (a) Financial Data Schedule for Class A shares.*

           (b) Financial Data Schedule for Class B shares.*

           (c) Financial Data Schedule for Class C shares.*


------------------------

*Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


    As of October 13, 1995 there were 73,805, 53,193 and 76 record holders of Class A, Class B and Class C shares of common stock, respectively, $.01 par value per share, of the Registrant.


ITEM 27. INDEMNIFICATION.

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the
Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and

The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS            POSITION WITH PMF                        PRINCIPAL OCCUPATIONS
-------------------------  --------------------  -------------------------------------------------------------
Brendan D. Boyle           Executive Vice        Executive Vice President Director of Marketing and Director,
                           President, Director     PMF; Senior Vice President, Prudential Securities
                           of Marketing and        Incorporated (Prudential Securities); Chairman and Director
                           Director                of Prudential Mutual Fund Distributors, Inc. (PMFD)
Stephen P. Fisher          Senior Vice           Senior Vice President, PMF; Senior Vice President, Prudential
                           President               Securities; Vice President, PMFD
Frank W. Giordano          Executive Vice        Executive Vice President, General Counsel, Secretary and
                           President, General      Director, PMF and PMFD; Senior Vice President, Prudential
                           Counsel, Secretary      Securities; Director, Prudential Mutual Fund Services, Inc.
                           and Director            (PMFS)
Robert F. Gunia            Executive Vice        Executive Vice President, Chief Financial and Administrative
                           President, Chief        Officer, Treasurer and Director, PMF; Senior Vice
                           Financial and           President, Prudential Securities; Executive Vice President,
                           Administrative          Treasurer, Comptroller and Director; PMFD, Director PMFS
                           Officer, Treasurer,
                           and Director
Theresa A. Hamacher        Director              Director, PMF; Vice President, The Prudential Insurance
                                                   Company of America (Prudential); Vice President, The
                                                   Prudential Investment Corporation (PIC)
Timothy J. O'Brien         Director              President, Chief Executive Officer, Chief Operating Officer,
                                                   and Director, PMFD; Chief Executive Officer and Director,
                                                   PMFS; Director, PMF
Richard A. Redeker         President, Chief      President, Chief Executive Officer and Director, PMF;
                           Executive Officer       Executive Vice President, Director and Member of the
                           and Director            Operating Committee, Prudential Securities; Director,
                                                   Prudential Securities Group, Inc. (PSG); Executive Vice
                                                   President, PIC; Director, PMFD; Director, PMFS
S. Jane Rose               Senior Vice           Senior Vice President, Senior Counsel and Assistant
                           President, Senior       Secretary, PMF; Senior Vice President and Senior Counsel,
                           Counsel and             Prudential Securities
                           Assistant Secretary

    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101.


NAME AND ADDRESS            POSITION WITH PIC                        PRINCIPAL OCCUPATIONS
-------------------------  --------------------  -------------------------------------------------------------
William M. Bethke          Senior Vice           Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center         President
Newark, NJ 07102

John D. Brookmeyer, Jr.    Senior Vice           Senior Vice President, Prudential; Senior Vice President and
51 JFK PKWY                President and           Director, PIC
Short Hills, NJ 07078      Director

Barry M. Gillman           Director              Director, PIC

Theresa A. Hamacher        Director              Director, PMF; Vice President, Prudential; Vice President,
                                                   The Prudential Investment Corporation (PIC)

Harry E. Knapp             President, Chairman   President, Chairman of the Board, Director and Chief
                           of the Board,           Executive Officer, PIC; Vice President, Prudential
                           Director and Chief
                           Executive Officer

William P. Link            Senior Vice           Executive Vice President, Prudential; Senior Vice President,
Four Gateway Center        President               PIC
Newark, NJ 07102

Richard A. Redeker         Executive Vice        President, Chief Executive Officer and Director, PMF;
                           President               Executive Vice President, Director and Member of the
                                                   Operating Committee, Prudential Securities; Director, PSG;
                                                   Executive Vice President, PIC; Director, PMFD; Director,
                                                   PMFS

Eric A. Simonson           Vice President and    Vice President and Director, PIC; Executive Vice President,
                           Director                Prudential

Claude J. Zinngrabe, Jr.   Executive Vice        Executive Vice President, PIC; Vice President, Prudential
                           President


ITEM 29. PRINCIPAL UNDERWRITERS.

        (a)(i) Prudential Securities


        Prudential Securities is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc., and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc. and for Class B and Class C shares of Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential

Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                       The Corporate Income Fund
                       Prudential Equity Trust Shares
                       National Equity Trust
                       Prudential Unit Trusts
                       Government Securities Equity Trust
                       National Municipal Trust

        (ii) Prudential Mutual Fund Distributors, Inc.


        Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential
California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential-Bache MoneyMart Assets (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money
Fund), and for Class A shares of Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, The BlackRock Government Income Trust, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series, North Carolina Series, Ohio Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc., Global Utility Fund, Inc., and Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund).


        (b)(i) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.


                                      POSITIONS AND                                                POSITIONS AND
                                      OFFICES WITH                                                 OFFICES WITH
NAME(1)                               UNDERWRITER                                                  REGISTRANT
------------------------------------  -----------------------------------------------------------  --------------
Robert C. Golden....................  Executive Vice President and Director                        None
Alan D. Hogan.......................  Executive Vice President and Director                        None
George A. Murray....................  Executive Vice President and Director                        None
Leland B. Paton.....................  Executive Vice President and Director                        None
Vincent T. Pica, II.................  Executive Vice President and Director                        None
Richard A. Redeker..................  Executive Vice President and Director                        Director and
                                                                                                   President
Gregory W. Scott....................  Executive Vice President, Chief Financial Officer and        None
                                      Director
Hardwick Simmons....................  Chief Executive Officer, President and Director              None
Lee B. Spencer, Jr..................  General Counsel, Executive Vice President, Secretary and     None
                                        Director

        (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.


                                      POSITIONS AND                                                POSITIONS AND
                                      OFFICES WITH                                                 OFFICES WITH
NAME(1)                               UNDERWRITER                                                  REGISTRANT
------------------------------------  -----------------------------------------------------------  --------------
Joanne Accurso-Soto.................  Vice President                                               None
Dennis N. Annarumma.................  Vice President, Assistant Treasurer and Assistant            None
                                      Comptroller
Phyllis J. Berman...................  Vice President                                               None
Brendan D. Boyle....................  Chairman and Director                                        None
Stephen P. Fisher...................  Vice President                                               None
Frank W. Giordano...................  Executive Vice President, General Counsel, Secretary and     None
                                        Director
Robert F. Gunia.....................  Executive Vice President, Director, Chief Financial Officer  Vice President
                                      and Treasurer
Timothy J. O'Brien..................  President, Chief Executive Officer, Chief Operating Officer  None
                                      and Director
Richard A. Redeker..................  Director                                                     Director and
                                                                                                   President
Andrew J. Varley....................  Vice President                                               None
Anita L. Whelan.....................  Vice President and Assistant Secretary                       None

------------------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


        (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, the Registrant, One Seaport Plaza, New York, New York, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and
31a-1(f) will be kept at 2 Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed-Manager" and "Management of the Fund-Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

    Registrant makes the following undertaking:

    (a) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 2nd day of November, 1995.


                         PRUDENTIAL GOVERNMENT INCOME FUND, INC.

                         /s/ Richard A. Redeker
                         -------------------------------------------------
                         (RICHARD A. REDEKER, PRESIDENT)

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURE                             TITLE                   DATE
------------------------------------  -----------------------------------------------

/s/ Edward D. Beach                   Director                       November 2, 1995
------------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                   Director                       November 2, 1995
------------------------------------
  DELAYNE D. GOLD

/s/ Harry A. Jacobs, Jr.              Director                       November 2, 1995
------------------------------------
  HARRY A. JACOBS, JR.

/s/ Thomas T. Mooney                  Director                       November 2, 1995
------------------------------------
  THOMAS T. MOONEY

/s/ Thomas H. O'Brien                 Director                       November 2, 1995
------------------------------------
  THOMAS H. O'BRIEN

/s/ Thomas A. Owens, Jr.              Director                       November 2, 1995
------------------------------------
  THOMAS A. OWENS, JR.

/s/ Richard A. Redeker                President and Director         November 2, 1995
------------------------------------
  RICHARD A. REDEKER

/s/ Stanley E. Shirk                  Director                       November 2, 1995
------------------------------------
  STANLEY E. SHIRK

/s/ Eugene S. Stark                   Treasurer and Principal        November 2, 1995
------------------------------------  Financial and Accounting
  EUGENE S. STARK                     Officer

                                 EXHIBIT INDEX


      1.   (a)   Articles  of  Incorporation   of  Registrant,  incorporated  by
           reference to Exhibit No. 1(a)  to Registration Statement on Form  N-1
           (File No. 2-82976).
           (b)  Articles  of  Amendment filed  January  3, 1985  with  the State
           Department of Assessments and  Taxation of Maryland, incorporated  by reference  to Exhibit No.  1(b) to Post-Effective  Amendment No. 2 to
           Registration Statement on Form N-1A (File No. 2-82976).
           (c) Amendment to Articles of Incorporation of Registrant filed  March
           7,  1986 with  the State  Department of  Assessments and  Taxation of
           Maryland,  incorporated  by   reference  to  Exhibit   No.  1(c)   to
           Post-Effective Amendment No. 4 to Registration Statement on Form N-1A
           (File No. 2-82976).
           (d)  Amendments to Articles of  Incorporation of the Registrant filed on January 17,  1990, incorporated  by reference to  Exhibit 1(d)  to
           Post-Effective  Amendment No.  10 to  Registration Statement  on Form
           N-1A (File No. 2-82976).
           (e) Amended Articles of  Incorporation, incorporated by reference  to
           Exhibit  1(e) to Post-Effective Amendment  No. 18 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.
           (f) Form  of  Restated  Articles of  Incorporation,  incorporated  by reference  to  Exhibit 1(f)  to  Post-Effective Amendment  No.  18 to
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
      2.   Amended  and  Restated  By-laws of  the  Registrant,  incorporated by reference  to  Exhibit  2  to  Post-Effective  Amendment  No.  15  to
           Registration  Statement  on Form  N-1A (File  No. 2-82976)  filed via
           EDGAR.
      3.   Not applicable.
      4.   Instruments defining rights of  holders of securities being  offered, incorporated  by reference  to Exhibit 4  to Post-Effective Amendment
           No. 15  to Registration  Statement on  Form N-1A  (File No.  2-82976)
           filed via EDGAR.
      5.   (a) Management Agreement between the Registrant and Prudential Mutual
           Fund  Management, Inc, incorporated by  reference to Exhibit No. 5(b)
           to Post-Effective Amendment No. 6  to Registration Statement on  Form
           N-1A (File No. 2-82976).
           (b)  Subadvisory Agreement between Prudential Mutual Fund Management,
           Inc. and  The  Prudential  Investment  Corporation,  incorporated  by reference  to Exhibit No.  5(b) to Post-Effective  Amendment No. 6 to
           Registration Statement on Form N-1A (File No. 2-82976).
      6.   (a) Distribution Agreement  with respect  to Class  A shares  between
           Registrant   and   Prudential   Mutual   Fund   Distributors,   Inc.,
           incorporated by reference to Exhibit 6(a) to Post-Effective Amendment
           No. 18 to the Registration Statement on Form N-1A (File No.  2-82976)
           filed via EDGAR.
           (b)  Distribution Agreement  with respect  to Class  B shares between
           Registrant and  Prudential Securities  Incorporated, incorporated  by reference  to Exhibit 6(b) to Post-Effective  Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
           (c)  Distribution Agreement  with respect  to Class  C shares between
           Registrant and  Prudential Securities  Incorporated, incorporated  by reference  to Exhibit 6(c) to Post-Effective  Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
           (d)  Dealer  Agreement between  Prudential-Bache Securities  Inc. and dealer or  dealers to  be determined,  incorporated by  reference  to
           Exhibit  No. 6(b) to  Post-Effective Amendment No.  2 to Registration
           Statement on Form N-1A (File No. 2-82976).
           (e) Form of Distribution Agreement for Class Z shares.*
      7.   Not Applicable.
      8.   (a) Revised  Custodian Agreement  between  the Registrant  and  State
           Street  Bank and Trust Company,  incorporated by reference to Exhibit
           No. 8(d) to Post-Effective Amendment No. 11 to Registration Statement
           on Form N-1A (File No. 2-82976).
           (b) Special Custody Agreement among the Registrant, State Street Bank and  Trust  Company,  and  Goldman,  Sachs  &  Co.,  incorporated  by reference  to Exhibit No.  8(b) to Post-Effective  Amendment No. 2 to
           Registration Statement on Form N-1A (File No. 2-82976).
           (c) Customer Agreement  between the Registrant  and Goldman, Sachs  &
           Co.,  incorporated by reference to Exhibit No. 8(c) to Post-Effective
           Amendment No. 2 to the Registration Statement on Form N-1A (File  No.
           2-82976).
           (d) Form of Amendment to Custodian Contract.*

      9.   Transfer  Agency  Agreement  between  the  Registrant  and Prudential
           Mutual Fund Services, Inc., incorporated by reference to Exhibit  No.
           9 to Post-Effective Amendment No. 6 to Registration Statement on Form
           N-1A (File No. 2-82976).
      10. (a) Opinion and Consent incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A
           (File No. 2-82976).
           (b) Opinion  and Consent  of Counsel,  incorporated by  reference  to
           Exhibit  10(b) to Post-Effective Amendment No. 18 to the Registration
           Statement on Form N-1A (File No. 2-82976) filed via EDGAR.
      11.  Consent of Independent Accountants.*
      12.  Not Applicable.
      13.  Purchase Agreement, incorporated  by reference to  Exhibit No. 13  to
           Post-Effective Amendment No. 2 to Registration Statement on Form N-1A
           (File No. 2-82976).
      14.  Not Applicable.
      15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
           (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
           (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
      16. (a) Schedule of computation of performance (Class A), incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 14 to the
           Registration Statement on Form N-1A (File No. 2-82976).
           (b) Schedule of computation of performance (Class B), incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 14 to the
           Registration Statement on Form N-1A (File No. 2-82976).
           (c) Schedule of computation of performance (Class C), incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 18 to the
           Registration Statement  on Form  N-1A (File  No. 2-82976)  filed  via
           EDGAR.
      17.  (a) Financial Data Schedule for Class A shares.*
           (b) Financial Data Schedule for Class B shares.*
           (c) Financial Data Schedule for Class C shares.*


------------------------

*Filed herewith.